                                                                   Exhibit 10.11

                                $20,000,000.00



                          LOAN AND SECURITY AGREEMENT
                          ---------------------------

                                by and between

                                HEALTHCOR, INC.
                           HEALTHCOR HOLDINGS, INC.
                  HEALTHCOR OXYGEN & MEDICAL EQUIPMENT, INC.
                           HEALTHCOR PHARMACY, INC.
                                  PHHN, INC.
                    HEALTHCOR REHABILITATION SERVICES, INC.
                         HC PERSONNEL RESOURCES, INC.
                               CARENETWORK, INC.

                          (collectively, "Borrower")

                                      and

                              HCFP FUNDING, INC.

                                  ("Lender")


                                 May 19, 1998

                          LOAN AND SECURITY AGREEMENT
                          ---------------------------

     THIS LOAN AND SECURITY AGREEMENT (the "Agreement") is made as of
May 19, 1998, by and among HEALTHCOR, INC., a Delaware corporation,
HEALTHCOR HOLDINGS, INC., a Delaware corporation (AHoldings@), HEALTHCOR OXYGEN & MEDICAL EQUIPMENT, INC., a Texas corporation, HEALTHCOR PHARMACY, INC. a Texas corporation, PHHN, INC. a Texas corporation, HEALTHCOR REHABILITATION SERVICES, INC. a Texas corporation, HC PERSONNEL RESOURCES, INC., a Texas corporation, CARENETWORK, INC., an Arkansas corporation (collectively, "Borrower"), and HCFP FUNDING, INC., a Delaware corporation ("Lender").


                                   RECITALS
                                   --------

     A. Borrower desires to establish certain financing arrangements with and borrow funds from Lender, and Lender is willing to establish such arrangements for and make loans and extensions of credit to Borrower, on the terms and conditions set forth below.

     B. The parties desire to define the terms and conditions of their relationship and to reduce their agreements to writing.

     NOW, THEREFORE, in consideration of the promises and covenants contained in this Agreement, and for other consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:


                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

     As used in this Agreement, the following terms shall have the following meanings:

     Section 1.1.   Account.    "Account" means any right to payment for goods
                    --------
sold or leased or services rendered, whether or not evidenced by an instrument or chattel paper, and whether or not earned by performance.

     Section 1.2.   Account Debtor.    "Account Debtor" means any Person
                    ---------------
obligated on any Account of Borrower, including without limitation, any Insurer and any Medicaid/Medicare Account Debtor.

     Section 1.3.    Affiliate.    "Affiliate" means, with respect to a
                     ----------
specified Person, any Person directly or indirectly controlling, controlled by, or under common control with the specified Person, including without limitation their stockholders and any Affiliates thereof. A Person shall be deemed to control a corporation or other entity if the Person possesses, directly or indirectly, the power to direct or cause the direction of the management and business of the corporation or other entity, whether through the ownership of voting securities, by contract, or otherwise.

     Section 1.4.    Agreement.    "Agreement" means this Loan and Security
                     ----------
Agreement, as it may be amended or supplemented from time to time.

     Section 1.5.    Base Rate.    "Base Rate" means a rate of interest equal to
                     ----------
two percent (2%) above the "Prime Rate of Interest,@ but in no event in excess of the Highest Lawful Rate.

     Section 1.6.    Borrowed Money.   "Borrowed Money" means any obligation to
                     ---------------
repay money, any indebtedness evidenced by notes, bonds, debentures or similar obligations, any obligation under a conditional sale or other title retention agreement and the net aggregate rentals under any lease which under GAAP would be capitalized on the books of Borrower or which is the substantial equivalent of the financing of the property so leased.

     Section 1.7.    Borrower.    "Borrower" has the meaning set forth in the
                     ---------
Preamble.

     Section 1.8.    Borrowing Base.    "Borrowing Base" has the meaning set
                     ---------------
forth in Section 2.1(d).

     Section 1.9.a.  Business Day.  "Business Day" means any day on which
                     -------------
financial institutions are open for business in the State of Maryland, excluding Saturdays and Sundays.

     Section 1.9.b.  Change of Control.  AChange of Control@ means the
                     ------------------
occurrence of any of the following: (i) the sale, lease, transfer, conveyance or other disposition (other than by way of merger of consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Borrower taken as a whole to any Aperson@ (as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the A1934 Act@));
(ii) the adoption of a plan relating to the liquidation or dissolution of Holdings; or (iii) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Aperson@ (as defined above), other than C. Wayne Bazzle, Cheryl C. Bazzle and any of their Affiliates, is or becomes the Abeneficial owner@ (as such term is defined in Rule 13d-3 and Rule 13d-5 under the 1934 Act, except that a person shall be deemed to have Abeneficial ownership@ of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition), directly or indirectly, of more than 35% of the common equity interest in Holdings (measured by voting power rather than number of shares or equivalent units).

     Section 1.10.   Closing; Closing Date.   "Closing" and "Closing Date" have
                     ----------------------
the meanings set forth in Section 5.3.

     Section 1.11.   Collateral.   "Collateral" has the meaning set forth in
                     -----------
Section 3.1.

     Section 1.12.   Commitment Fee.   "Commitment Fee" has the meaning set
                     ---------------
forth in Section 2.4(a).

     Section 1.13.   Concentration Account.  "Concentration Account" has the
                     ----------------------
meaning set forth in Section 2.3.

     Section 1.14.   Controlled Group.   "Controlled Group" means a "controlled
                     -----------------
group" within the meaning of Section 4001(b) of ERISA.

     Section 1.15.   Cost Report Settlement Account.  "Cost Report Settlement
                     ------------------------------
Account" means an "Account" owed to Borrower by a Medicaid/Medicare Account Debtor pursuant to any cost report, either interim, filed or audited, as the context may require.

     Section 1.16.   Default Rate.  "Default Rate" means a rate per annum equal
                     -------------
to five percent (5%) above the then applicable Base Rate, but in no event in excess of the Highest Lawful Rate.

     Section 1.17a.  EBITDA.  AEBITDA@ has the meaning set forth in Section
                     -------
6.23.

     Section 1.17b.  ERISA.  "ERISA" has the meaning set forth in Section 4.12.
                     ------

     Section 1.18.   Event of Default.    "Event of Default" and "Events of
                     -----------------
Default" have the meanings set forth in Section 8.1.

     Section 1.19.   GAAP.    "GAAP" means generally accepted accounting
                     -----
principles applied in a manner consistent with the financial statements referred to in Section 4.7.

     Section 1.20.   Governmental Authority.    "Governmental Authority" means
                     -----------------------
and includes any federal, state, District of Columbia, county, municipal, or other government and any department, commission, board, bureau, agency or instrumentality thereof, whether domestic or foreign.

     Section 1.21.   Hazardous Material.    "Hazardous Material" means any
                     -------------------
substances defined or designated as hazardous or toxic waste, hazardous or toxic material, hazardous or toxic substance, or similar term, by any environmental statute, rule or regulation or any Governmental Authority.

     Section 1.22.   Highest Lawful Rate.    "Highest Lawful Rate" means the
                     --------------------
maximum lawful rate of interest referred to in Section 2.7 that may accrue pursuant to this Agreement.

     Section 1.23.   Insurer.  AInsurer@ means a Person that insures a Patient
                     --------
against certain of the costs incurred in the receipt by such Patient of Medical Services, or that has an agreement with Borrower to compensate Borrower for providing services to a Patient.

     Section 1.24.   Lender.   "Lender" has the meaning set forth in the
                     -------
Preamble.

     Section 1.25.   Loan.   "Loan" has the meaning set forth in Section
                     -----

     Section 1.26.   Loan Documents.    "Loan Documents" means and includes this
                     ---------------
Agreement, the Note, and each and every other document now or hereafter delivered in connection therewith, as any of them may be amended, modified, or supplemented from time to time.

     Section 1.27.   Loan Management Fee.  "Loan Management Fee" has the meaning
                     --------------------
set forth in Section 2.4(c).

     Section 1.28a.  Lockbox.   "Lockbox" has the meaning set forth in Section
                     --------
2.3.

     Section 1.28b.  Lockbox Account.   "Lockbox Account" means an account
                     ----------------
maintained by Borrower at the Lockbox Bank into which all collections of Accounts are paid directly.

     Section 1.29.   Lockbox Bank.   "Lockbox Bank" has the meaning set forth in
                     -------------
Section 2.3.

     Section 1.30.   Maximum Loan Amount.    "Maximum Loan Amount" has the
                     --------------------
meaning set forth in Section 2.1(a)(i).

     Section 1.31.   Medicaid/Medicare Account Debtor.  "Medicaid/ Medicare
                     ---------------------------------
Account Debtor" means any Account Debtor which is (i) the United States of America acting under the Medicaid/Medicare program established pursuant to the Social Security Act, (ii) any state or the District of Columbia acting pursuant to a health plan adopted pursuant to Title XIX of the Social Security Act or
(iii) any agent, carrier, administrator or intermediary for any of the foregoing.

     Section 1.32.a. Medical Services.  Medical and health care services
                     -----------------
provided to a Patient, including, but not limited to, medical and health care services provided to a Patient and performed by Borrower which are covered by a policy of insurance issued by an Insurer, and includes physician services, nurse and therapist services, dental services, hospital services, skilled nursing facility services, comprehensive outpatient rehabilitation services, home health care services, residential and out-patient behavioral healthcare services, and medicine or health care equipment provided by Borrower to a Patient for a necessary or specifically requested valid and proper medical or health purpose.

     Section 1.32.b. Minimum Loan Amount.  "Minimum Loan Amount" has the meaning
                     --------------------
set forth in Section 2.1(a)(ii).

     Section 1.33.   Note.    "Note" has the meaning set forth in Section
                     -----
2.1(c).

     Section 1.34.   Obligations.  "Obligations" has the meaning set forth in
                     ------------
Section 3.1.

     Section 1.35.   Patient.  APatient@ means any Person receiving Medical
                     --------
Services from Borrower and all Persons legally liable to pay Borrower for such Medical Services other than Insurers.

     Section 1.36.   Permitted Liens.    "Permitted Liens" means: (a) liens for
                     ----------------
taxes not delinquent, or which are being contested in good faith and by appropriate proceedings which suspend the collection thereof and in respect of which adequate reserves have been made (provided that such proceedings do not, in Lender's sole discretion, involve any substantial danger of the sale, loss or forfeiture of such property or assets or any interest therein); (b) deposits or pledges to secure obligations under workmen's compensation, social security or similar laws, or under unemployment insurance; (c) deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the ordinary course of business; (d) mechanic's, workmen's, materialmen's or other like liens arising in the ordinary course of business with respect to obligations which are not due, or which are being contested in good faith by appropriate proceedings which suspend the collection thereof and in respect of which adequate reserves have been made (provided that such proceedings do not, in Lender's sole discretion, involve any substantial danger of the sale, loss or forfeiture of such property or assets or any interest therein); (e) liens and encumbrances in favor of Lender; (f) liens granted in connection with the lease or purchase of property or assets financed by borrowings permitted by Section 7.1 (provided, however, that no such borrowings permitted by Section 7.1 may be secured by liens on any of the Collateral); (g) contractual and statutory landlords liens; and (h) liens set forth on Schedule 1.36.
         -------------

     Section 1.37.   Person.    "Person" means an individual, partnership,
                     -------
corporation, trust, joint venture, joint stock company, limited liability company, association, unincorporated organization, Governmental Authority, or any other entity.

     Section 1.38.   Plan.    "Plan" has the meaning set forth in Section 4.12.
                     -----

     Section 1.39.   Premises.   "Premises" has the meaning set forth in Section
                     ---------
4.15.

     Section 1.40.   Prime Rate of Interest.  "Prime Rate of Interest" means
                     -----------------------
that rate of interest designated as such by Fleet National Bank of Connecticut, N.A., or any successor thereto, as the same may from time to time fluctuate.

     Section 1.41.   Prohibited Transaction.    "Prohibited Transaction" means a
                     -----------------------
"prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975(c)(1) of the Internal Revenue Code.

     Section 1.42.   Qualified Account.   "Qualified Account" means an Account
                     ------------------
of Borrower generated in the ordinary course of Borrower's business from the sale of goods or rendition of medical services which Lender, in its reasonable credit judgment, deems to be a Qualified Account. Without limiting the generality of the foregoing, no Account shall be a Qualified Account if: (a) the Account or any portion thereof is payable by an individual beneficiary, recipient or subscriber individually and not directly to Borrower by a Medicaid/Medicare Account Debtor or commercial medical insurance carrier acceptable to Lender in its sole discretion; (b) except for those Accounts listed on Schedule 1.42, the Account remains unpaid more than one hundred-twenty
          -------------
(120) days past the claim or invoice date; (c) the Account is listed on Schedule
                                                                        --------
1.42 and remains unpaid more than ninety (90) days past the claim or invoice
----
date; (d) the Account is subject to any defense, set-off, counterclaim, deduction, discount, credit, chargeback, freight claim, allowance, or adjustment of any kind; (e) any part of any goods the sale of which has given rise to the Account has been returned, rejected, lost, or damaged; (f) if the Account arises from the sale of goods by Borrower, such sale was not an absolute sale or on consignment or on approval or on a sale-or-return basis or subject to any other repurchase or return agreement, or such goods have not been shipped to the Account Debtor or its designee; (g) if the Account arises from the performance of services, such services have not been actually been performed or were undertaken in violation of any law; (h) the Account is subject to a lien other than a Permitted Lien; (i) Borrower knows or should have known of the bankruptcy, receivership, reorganization, or insolvency of the Account Debtor;
(j) the Account is evidenced by chattel paper or an instrument of any kind, or has been reduced to judgment; (k) the Account is an Account of an Account Debtor having its principal place of business or executive office outside the United States; (l) the Account Debtor is an Affiliate or Subsidiary of Borrower; (m) more than ten percent (10%) of the aggregate balance of all Accounts owing from the Account Debtor obligated on the Account are outstanding more than one hundred-fifty (150) days past their invoice date; (n) fifty percent (50%) or more of the aggregate unpaid Accounts from any individual Account Debtor are not deemed Qualified Accounts hereunder; (o) the total unpaid Accounts of the Account Debtor, except for a Medicaid/Medicare Account Debtor, exceed twenty percent (20%) of the net amount of all Qualified Accounts (including Medicaid/Medicare Account Debtors); (p) any covenant, representation or warranty contained in the Loan Documents with respect to such Account has been breached; or (q) the Account fails to meet such other specifications and requirements which may from time to time be established by Lender.

     Section 1.43.   Reportable Event.    "Reportable Event" means a "reportable
                     -----------------
event" as defined in Section 4043(b) of ERISA.

     Section 1.44.   Revolving Credit Loan.  "Revolving Credit Loan" has the
                     ----------------------
meaning set forth in Section 2.1(b).

     Section 1.45.   Term.    "Term" has the meaning set forth in Section 2.8.
                     -----

                                  ARTICLE II

                                     LOAN
                                     ----

     Section 2.1.    Terms.
                     ------

          (a) (i)    The maximum aggregate principal amount of credit extended
by Lender to Borrower hereunder (the "Loan") that will be outstanding at any time is twenty million and No/100 Dollars ($20,000,000.00) (the "Maximum Loan Amount").

              (ii) The minimum aggregate principal amount of Revolving Credit Loans that must remain outstanding at all times under the Loan during the Term of this Agreement, as amended from time to time, is five million and No/100 Dollars ($5,000,000.00) (the AMinimum Loan Amount@).

          (b) The Loan shall be in the nature of a revolving line of credit, and shall include sums advanced and other credit extended by Lender to or for the benefit of Borrower from time to time under this Article II (each a "Revolving Credit Loan") up to the Maximum Loan Amount depending upon the availability in the Borrowing Base, the requests of Borrower pursuant to the terms and conditions of Section 2.2 below, and on such other basis as Lender may reasonably determine. The outstanding principal balance of the Loan may fluctuate from time to time, to be reduced by repayments made by Borrower (which may be made without penalty or premium), and to be increased by future Revolving Credit Loans, advances and other extensions of credit to or for the benefit of Borrower, and shall be due and payable in full upon the expiration of the Term. For purposes of this Agreement, any determination as to whether there is ability within the Borrowing Base for advances or extensions of credit shall be made by Lender in its reasonable discretion, subject to notice to Borrower and ten (10) days opportunity to cure, and thereafter shall be final and binding upon Borrower.

          (c) At Closing, Borrower shall execute and deliver to Lender a promissory note evidencing Borrower's unconditional obligation to repay Lender for Revolving Credit Loans, advances, and other extensions of credit made under the Loan, in the form of Exhibit A to this Agreement (the "Note"), dated the
                         ---------
date hereof, payable to the order of Lender in accordance with the terms thereof. The Note shall bear interest from the date thereof until repaid, with interest payable monthly in arrears on the first Business Day of each month, at a rate per annum (on the basis of the actual number of days elapsed over a year of 360 days) equal to the Base Rate, provided that after an Event of Default such rate shall be equal to the Default Rate. Each Revolving Credit Loan, advance and other extension of credit shall be deemed evidenced by the Note, which is deemed incorporated by reference herein and made a part hereof.

          (d) Subject to the terms and conditions of this Agreement, advances under the Loan shall be made against a borrowing base equal to eighty percent (80%) of Qualified Accounts (the "Borrowing Base").

     Section 2.2.    Loan Administration.  Borrowings under the Loan shall be as
                     --------------------
follows:

          (a) A request for a Revolving Credit Loan shall be made, or shall be deemed to be made, in the following manner: (i) Borrower may give Lender notice of its intention to borrow, in which notice Borrower shall specify the amount of the proposed borrowing and the proposed borrowing date, not later than 3:00 p.m. Eastern time one (1) Business Day prior to the proposed borrowing date; provided, however, that no such request may be made at a time when there exists
--------  -------
an Event of Default; and (ii) the becoming due of any amount required to be paid under this Agreement, whether as interest or for any other Obligation, shall be deemed irrevocably to be a request for a Revolving Credit Loan on the due date in the amount required to pay such interest or other Obligation.

          (b) Borrower hereby irrevocably authorizes Lender to disburse the proceeds of each Revolving Credit Loan requested, or deemed to be requested, as follows: (i) the proceeds of each Revolving Credit Loan requested under subsection 2.2(a)(i) shall be disbursed by Lender by wire transfer to such bank account as may be agreed upon by Borrower or Lender from time to time or elsewhere if pursuant to written direction from Borrower; and (ii) the proceeds of each Revolving Credit Loan requested under subsection 2.2(a)(ii) shall be disbursed by Lender by way of direct payment of the relevant interest or other Obligation.

          (c) All Revolving Credit Loans, advances and other extensions of credit to or for the benefit of Borrower shall constitute one general Obligation of Borrower, and shall be secured by Lender's lien upon all of the Collateral.

          (d) Lender shall enter all Revolving Credit Loans as debits to a loan account in the name of Borrower and shall also record in said loan account all payments made by Borrower on any Obligations and all proceeds of Collateral which are indefeasibly paid to Lender, and may record therein, in accordance with customary accounting practice, other debits and credits, including interest and all charges and expenses properly chargeable to Borrower. All collections into the Concentration Account pursuant to Section 2.3 shall be applied first to fees, costs and expenses due and owing under the Loan Documents, then to interest due and owing under the Loan Documents, and then to principal outstanding with respect to Revolving Credit Loans.

          (e) Lender will account to Borrower monthly with a statement of Revolving Credit Loans, charges and payments made pursuant to this Agreement, and such accounting rendered by Lender shall be deemed final, binding and conclusive upon Borrower unless Lender is notified by Borrower in writing to the contrary within thirty (30) days of the date each accounting is mailed to Borrower. Such notice shall be deemed an objection to those items specifically objected to therein.

     Section 2.3.    Collections, Disbursements, Borrowing Availability, and
                     -------------------------------------------------------
Lockbox Account.  Borrower shall maintain a lockbox account (the "Lockbox") with
----------------
Bank One Arizona,

N.A. (the "Lockbox Bank"), subject to the provisions of this Agreement, and shall execute with the Lockbox Bank a Lockbox Agreement in the form attached as Exhibit B, and such other agreements related thereto as Lender may require. In
---------
the event that the Lockbox Bank becomes a participant in the Loan, a bank that is not a participant in the Loan will become the Lockbox Bank. Borrower shall ensure that all collections of Accounts are paid directly from Account Debtors into the Lockbox, and that all funds paid into the Lockbox are transferred by the close of business on the day of payment to the Lockbox, into a depository account maintained by Lender at Bank One Arizona, N.A. or U.S. Bank N.A., as determined by Lender in its sole discretion and communicated to Borrower (the "Concentration Account"). Lender shall apply, on a daily basis, all funds transferred into the Concentration Account pursuant to this Section 2.3 to reduce the outstanding indebtedness under the Loan (in accordance with Section 2.2(d)) with future Revolving Credit Loans, advances and other extensions of credit to be made by Lender under the conditions set forth in this Article II. To the extent that any collections of Accounts or proceeds of other Collateral are not sent directly to the Lockbox but are received by Borrower, such collections shall be held in trust for the benefit of Lender and immediately remitted, in the form received, to the Lockbox Bank for transfer to the Concentration Account immediately upon receipt by Borrower. Borrower acknowledges and agrees that its compliance with the terms of this Section 2.3 is essential, and that upon its failure to comply with any such terms, Lender shall be entitled to assess Borrower a fee in an amount that shall have the effect of increasing the Base Rate by two percent (2%) per annum during the continuance of such non-compliance. Lender shall be entitled to assess such fee whether or not an Event of Default is declared or otherwise occurs. All funds transferred from the Concentration Account for application to Borrower's indebtedness to Lender shall be applied to reduce the Loan balance, but for purposes of calculating interest shall be subject to a five (5) Business Day clearance period. If as the result of collections of Accounts pursuant to the terms and conditions of this Section 2.3 a credit balance exists with respect to the Concentration Account, such credit balance shall not accrue interest in favor of Borrower, but shall be available to Borrower at any time or times for so long as no Event of Default exists.

     Section 2.4.    Fees.
                     -----

          (a) At Closing, Borrower shall unconditionally pay to Lender a commitment fee equal to one percent (1%) of the Maximum Loan Amount (the "Commitment Fee"), payable as follows:

Outstanding Revolving Credit Loans        Portion of Commitment Fee Due
----------------------------------        -----------------------------

Initial advance under this Agreement      $150,000.00
due at or prior to Closing

Total of Revolving Credit Loans           Additional $50,000.00
exceeds 15,000,000.00 for the first time

          (b) INTENTIONALLY OMITTED.

          (c) For so long as the Loan is available to Borrower, Borrower unconditionally shall pay to Lender a monthly loan management fee (the "Loan Management Fee") equal to eighty-three thousandths of one percent (0.083%) of the average amount of the outstanding principal balance of the Revolving Credit Loans during the preceding month. The Loan Management Fee shall be payable monthly in arrears on the first day of each successive calendar month.

          (d) Borrower shall pay to Lender all out-of-pocket audit and appraisal fees in connection with audits and appraisals of Borrower's books and records and such other matters as Lender shall deem appropriate, which shall be due and payable on the first Business Day of the month following the date of issuance by Lender of a request for payment thereof to Borrower. Absent an Event of Default, such fees shall not exceed $25,000.00 per year.

          (e) Borrower shall pay to Lender, on demand, any and all fees, costs or expenses which Lender pays to a bank or other similar institution arising out of or in connection with (i) the forwarding to Borrower or any other Person on behalf of Borrower, by Lender, of proceeds of Revolving Credit Loans made by Lender to Borrower pursuant to this Agreement, and (ii) the depositing for collection by Lender of any check or item of payment received or delivered to Lender on account of Obligations.

     Section 2.5.    Payments.  Principal payable on account of Revolving Credit
                     ---------
Loans shall be payable by Borrower to Lender immediately upon the earliest of
(i) the receipt by Borrower of any proceeds of any of the Collateral, to the extent of such proceeds, (ii) the occurrence of an Event of Default in consequence of which the Loan and the maturity of the payment of the Obligations are accelerated, or (iii) the termination of this Agreement pursuant to Section
2.8 hereof; provided, however, that if any advance made by Lender in excess of
            --------  -------
the Borrowing Base shall exist at any time, Borrower shall, immediately upon demand, repay such overadvance. Interest accrued on the Revolving Credit Loans shall be due on the earliest of (i) the first Business Day of each month (for the immediately preceding month), computed on the last calendar day of the preceding month, (ii) the occurrence of an Event of Default in consequence of which the Loan and the maturity of the payment of the Obligations are accelerated, or (iii) the termination of this Agreement pursuant to Section 2.8 hereof. Except to the extent otherwise set forth in this Agreement, all payments of principal and of interest on the Loan, all other charges and any other obligations of Borrower hereunder, shall be made to Lender to the Concentration Account, in immediately available funds.

     Section 2.6.    Use of Proceeds.  The proceeds of Lender's advances under
                     ----------------
the Loan shall be used solely for working capital and for other costs of Borrower arising in the ordinary course of Borrower's business.

     Section 2.7.    Interest Rate Limitation.  The parties intend to conform
                     -------------------------
strictly to the applicable usury laws in effect from time to time during the term of the Loan. Accordingly, if any transaction contemplated hereby would be usurious under such laws, then notwithstanding any other provision hereof: (i) the aggregate of all interest that is contracted for, charged, or received under this Agreement or under any other Loan Document shall not exceed the maximum amount of interest allowed by applicable law (the "Highest Lawful Rate"), and any excess shall be promptly credited to Borrower by Lender (or, to the extent that such consideration shall have been paid, such excess shall be promptly refunded to Borrower by Lender); (ii) neither Borrower nor any other Person now or hereafter liable hereunder shall be obligated to pay the amount of such interest to the extent that it is in excess of the Highest Lawful Rate; and
(iii) the effective rate of interest shall be reduced to the Highest Lawful Rate. All sums paid, or agreed to be paid, to Lender for the use, forbearance, and detention of the debt of Borrower to Lender shall, to the extent permitted by applicable law, be allocated throughout the full term of the Note until payment is made in full so that the actual rate of interest does not exceed the Highest Lawful Rate in effect at any particular time during the full term thereof. If at any time the rate of interest under the Note exceeds the Highest Lawful Rate, the rate of interest to accrue pursuant to this Agreement shall be limited, notwithstanding anything to the contrary herein, to the Highest Lawful Rate, but any subsequent reductions in the Base Rate shall not reduce the interest to accrue pursuant to this Agreement below the Highest Lawful Rate until the total amount of interest accrued equals the amount of interest that would have accrued if a varying rate per annum equal to the interest rate under the Note had at all times been in effect. If the total amount of interest paid or accrued pursuant to this Agreement under the foregoing provisions is less than the total amount of interest that would have accrued if a varying rate per annum equal to the interest rate under the Note had been in effect, then Borrower agrees to pay to Lender an amount equal to the difference between (i) the lesser of (x) the amount of interest that would have accrued if the Highest Lawful Rate had at all times been in effect, or (y) the amount of interest that would have accrued if a varying rate per annum equal to the interest rate under the Note had at all times been in effect, and (ii) the amount of interest actually paid or accrued in accordance with the other provisions of this Agreement.

     Section 2.8.    Term.
                     -----

          (a) Subject to Lender's right to cease making Revolving Credit Loans to Borrower upon or after any Event of Default, this Agreement shall be in effect for a period of two (2) years from the Closing Date, unless terminated as provided in this Section 2.8 (the "Term"), and this Agreement may be renewed for one-year periods thereafter upon the mutual written agreement of the parties.

          (b) Notwithstanding anything herein to the contrary, Lender may terminate this Agreement with notice upon an Event of Default.

          (c) Upon at least thirty (30) days prior written notice to Lender, Borrower may terminate this Agreement prior to the second annual anniversary of the Closing Date, provided that, at the effective date of such termination, Borrower shall pay to Lender (in addition to the then outstanding principal, accrued interest and other Obligations owing under the terms of this Agreement and any other Loan Documents) as liquidated damages for the loss of bargain and not as a penalty, an amount equal to (i) one and one-half (1.5%) of the Maximum Loan Amount if the effective date of such termination by Borrower is on or prior to the first annual anniversary of the Closing Date, and (ii) one percent (1%) of the Maximum Loan Amount if the effective date of such termination by Borrower is after the first annual anniversary of the Closing Date and prior to the second annual anniversary of the Closing Date.

          (d) All of the Obligations shall be immediately due and payable upon the termination date stated in any notice of termination of this Agreement. All undertakings, agreements, covenants, warranties, and representations of Borrower contained in the Loan Documents shall survive any such termination and Lender shall retain its liens in the Collateral and all of its rights and remedies under the Loan Documents notwithstanding such termination until Borrower has paid the Obligations to Lender, in full, in immediately available funds.

     Section 2.9.    Joint and Several Liability; Binding Obligations.  Each
                     -------------------------------------------------
entity comprising Borrower and executing this Agreement on behalf of Borrower shall be jointly and severally liable for all of the Obligations. In addition, each entity comprising Borrower hereby acknowledges and agrees that all of the representations, warranties, covenants, obligations, conditions, agreements and other terms contained in this Agreement shall be applicable to and shall be binding upon each individual entity comprising Borrower, and shall be binding upon all such entities when taken together.

                                  ARTICLE III

                                  COLLATERAL
                                  ----------

     Section 3.1.    Generally.  As security for the payment of all liabilities
                     ----------
of Borrower to Lender, including without limitation: (i) indebtedness evidenced under the Note, repayment of Revolving Credit Loans, advances and other extensions of credit, all fees and charges owing by Borrower, and all other liabilities and obligations of every kind or nature whatsoever of Borrower to Lender, whether now existing or hereafter incurred, joint or several, matured or unmatured, direct or indirect, primary or secondary, related or unrelated, due or to become due, including but not limited to any extensions, modifications, substitutions, increases and renewals thereof, (ii) the payment of all amounts advanced by Lender to preserve, protect, defend, and enforce its rights hereunder and in the following property in accordance with the terms of this Agreement, and (iii) the payment of all expenses incurred by Lender in connection therewith (collectively, the "Obligations"). Borrower hereby assigns and grants to Lender, to the extent permitted by applicable law, a continuing first priority lien on and security interest in, upon, and to the following property (the "Collateral"):

          (a) all of Borrower's now owned and hereafter acquired Accounts, contract rights, general intangibles, chattel paper, documents and instruments, as such terms are defined in the UCC, including, without limitation, all obligations for the payment of money arising out of Borrower's sale of goods or rendition of services;

          (b) all moneys, securities and other property and the proceeds thereof, now or hereafter held or received by, or in transit to, Lender from or for Borrower, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of Borrower's deposits (general or special), balances, sums and credits with Lender at any time existing;

          (c) all of Borrower's right, title and interest, and all of Borrower's rights, remedies, security and liens, in, to and in respect of the Accounts, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, guaranties or other contracts of suretyship with respect to the Accounts, deposits or other security for the obligation of any Account debtor, and credit and other insurance;

          (d) all of Borrower's right, title and interest in, to and in respect of all goods relating to, or which by sale have resulted in, Accounts, including, without limitation, all goods described in invoices or other documents or instruments with respect to, or otherwise representing or evidencing, any Account, and all returned, reclaimed or repossessed goods;

          (e) All of Borrower's now or hereafter acquired deposit accounts into which Accounts are deposited, including the Lockbox Account;

          (f) all books, records, ledger cards, computer programs and other property at any time evidencing or relating to the Accounts;

          (g) all of Borrower's now owned or hereafter acquired inventory of every description which is held by Borrower for sale or lease or is furnished by Borrower under any contract of service or is held by Borrower as raw materials, work in process or materials used or consumed in a business, wherever located, and as the same may now and hereafter from time to time be constituted, together with all cash and non-cash proceeds and products thereof;

          (h) unless such assets are subject to a conflicting lien on specific equipment (and not a blanket lien) arising (i) in connection with equipment financing, or (ii) in connection with a purchase money financing, all of Borrower's now owned or hereafter acquired machinery, equipment, computer equipment, tools, tooling, furniture, fixtures, goods, supplies, materials, work in process, whether now owned or hereafter acquired (unless acquired under an equipment lease), together with all additions, parts, fittings, accessories, special tools, attachments, and accessions now and hereafter affixed thereto and/or used in connection therewith, all replacements thereof and substitutions therefor, and all cash and non-cash proceeds and products thereof;

          (i) all of Borrower's general intangibles (including, without limitation, any proceeds from insurance policies after payment of prior interests), patents, unpatented inventions, trade secrets, copyrights, contract rights (except for rights arising under equipment leases under which Borrower is lessee), goodwill, literary rights, rights to performance, rights under licenses, choses-in-action, claims, information contained in computer media (such as data bases, source and object codes, and information therein), things in action, investment property (other than investment property pledged to secure Borrower=s $747,000.00 letter of credit issued by Chase Bank of Texas National Association and renewals and refinancings thereof (the AL/C@)), trademarks and trademarks applied for (together with the goodwill associated therewith) and derivatives thereof (other than intent-to-use trademark applications to the extent that the grant of a lien thereon would result in the termination thereof under applicable law), trade names, including the right to make, use, and vend goods utilizing any of the foregoing, and permits, licenses, certifications, authorizations and approvals, and the rights of Borrower thereunder, issued by any governmental, regulatory, or private authority, agency, or entity whether now owned or hereafter acquired, together with all cash and non-cash proceeds and products thereof;

          (j) other than property pledged to secure the L/C, all of Borrower's monies and other property of every kind and nature now or at any time or times hereafter in the possession of or under the control of Secured Party or a bailee or Affiliate of Secured Party; and

          (k) other than property pledged to secure the L/C, all proceeds of the foregoing, in any form, including, without limitation, any claims against third parties for loss or damage to or destruction of any or all of the foregoing.

     Section 3.2.    Lien Documents.  At Closing and thereafter as Lender deems
                     ---------------
necessary in its sole discretion, Borrower shall execute and deliver to Lender, or have executed and delivered (all in form and substance satisfactory to Lender in its sole discretion):

          (a) UCC-1 Financing statements pursuant to the Uniform Commercial Code in effect in the jurisdiction(s) in which Borrower operates, which Lender may file in any jurisdiction where any Collateral is or may be located and in any other jurisdiction that Lender deems appropriate; provided that a carbon,
                                                  --------
photographic, or other reproduction or other copy of this Agreement or of a financing statement is sufficient as and may be filed in lieu of a financing statement; and

          (b) Any other agreements, documents, instruments, and writings deemed necessary by Lender or as Lender may otherwise request from time to time in its reasonable discretion to evidence, perfect, or protect Lender's lien and security interest in the Collateral required hereunder.

     Section 3.3.    Collateral Administration.
                     --------------------------

          (a) All Collateral (except deposit accounts) will at all times be kept by Borrower at its principal office(s) as set forth on Schedule 4.15 hereto and
                                                       -------------
shall not, without the prior written approval of Lender, be moved therefrom.

          (b) Borrower shall keep accurate and complete records of its Accounts and all payments and collections thereon and shall submit to Lender on such periodic basis as Lender shall request a sales and collections report for the preceding period, in form satisfactory to Lender. In addition, if Accounts in an aggregate face amount in excess of $50,000.00 become ineligible because they fall within one of the specified categories of ineligibility set forth in the definition of Qualified Accounts or otherwise, Borrower shall notify Lender of such occurrence on the first Business Day following such occurrence and the Borrowing Base shall thereupon be adjusted to reflect such occurrence. If requested by Lender, Borrower shall execute and deliver to Lender formal written assignments of all of its Accounts weekly or daily, which shall include all Accounts that have been created since the date of the last assignment, together with copies of claims, invoices or other information related thereto.

          (c) Whether or not an Event of Default has occurred, any of Lender's officers, employees or agents shall have the right, at any time or times hereafter, in the name of Lender, any designee of Lender or Borrower, to verify the validity, amount or any other matter relating to any Accounts by mail, telephone, telegraph or otherwise. Borrower shall cooperate fully with Lender in an effort to facilitate and promptly conclude such verification process.

          (d) To expedite collection, Borrower shall endeavor in the first instance to make collection of its Accounts for Lender. Lender retains the right at all times upon the occurrence of and during the existence of an Event of Default, subject to applicable law regarding Medicaid/Medicare Account Debtors, to notify Account Debtors that Accounts have been assigned to Lender and to collect Accounts directly in its own name and to charge the collection costs and expenses, including attorneys' fees, to Borrower.

     Section 3.4.    Other Actions.  In addition to the foregoing, Borrower (i)
                     --------------
shall provide prompt written notice to each private indemnity, managed care or other Insurer who either is currently an Account Debtor or becomes an Account Debtor at any time following the date hereof that Lender has been granted a first priority lien and security interest in, upon and to all Accounts applicable to such Insurer, and hereby authorizes Lender to send any and all similar notices to such Insurers by Lender, and (ii) shall do anything further that may be lawfully required by Lender to secure Lender and effectuate the intentions and objects of this Agreement, including but not limited to the execution and delivery of lockbox agreements, continuation statements, amendments to financing statements, and any other documents required hereunder. At Lender's request, Borrower shall also immediately deliver to Lender all items for which Lender must receive possession to obtain a perfected security interest. Borrower shall, on Lender's demand, deliver to Lender all notes, certificates, and documents of title, chattel paper, warehouse receipts, instruments, and any other similar instruments constituting Collateral.

     Section 3.5.    Searches.  Prior to Closing, and thereafter (as and when
                     ---------
requested by Lender in its reasonable discretion), Borrower shall obtain and deliver to Lender the following searches against Borrower (the results of which are to be consistent with Borrower's representations and warranties under this Agreement), all at its own expense:

          (a) Uniform Commercial Code searches with the Secretary of State and local filing offices of each jurisdiction where Borrower maintains its executive offices, a place of business, or assets;

          (b) Judgment, federal tax lien and corporate and partnership tax lien searches, in each jurisdiction searched under clause (a) above; and

          (c) Good standing certificates showing Borrower to be in good standing in its state of formation and in each other state in which it is doing and presently intends to do business for which qualification is required.

     Section 3.6.    Power of Attorney.  Upon the occurrence of an Event of
                     ------------------
Default and while an Event of Default is continuing, and subject to applicable law regarding Medicaid/Medicare Account Debtors, each of the officers of Lender is hereby irrevocably made, constituted and appointed the true and lawful attorney for Borrower (without requiring any of them to act as such) with full power of substitution to do the following: (i) endorse the name of Borrower upon any and all checks, drafts, money orders, and other instruments for the payment of money that are payable to Borrower and constitute collections on Borrower's Accounts; (ii) execute in the name of Borrower any financing statements, schedules, assignments, instruments, documents, and statements that Borrower is obligated to give Lender hereunder; and (iii) do such other and further acts and deeds in the name of Borrower that Lender may deem necessary or desirable to enforce any Account or other Collateral or perfect Lender's security interest or lien in any Collateral.



                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

          Each entity comprising Borrower represents and warrants to Lender, and shall be deemed to represent and warrant on each day on which any Obligations shall be outstanding hereunder, that:

     Section 4.1.    Subsidiaries.  Except as set forth in Schedule 4.1,
                     -------------                         ------------
Borrower has no subsidiaries.

     Section 4.2.    Organization and Good Standing.  Borrower is a corporation
                     -------------------------------
duly organized, validly existing, and in good standing under the laws of its state of formation, is in good standing as a foreign corporation in each jurisdiction in which the character of the properties owned or leased by it therein or the nature of its business makes such qualification necessary, has the corporate power and authority to own its assets and transact the business in which it is engaged, and has obtained all certificates, licenses and qualifications required under all laws, regulations, ordinances, or orders of public authorities necessary for the ownership and operation of all of its properties and transaction of all of its business except where the failure to have obtained such certificates, licenses, or qualifications would not have a material adverse effect on the business properties, condition (financial or otherwise) or operations of Borrower taken as a whole or upon its ability to perform its obligations under the Loan Documents (AMaterial Adverse Effect@).

     Section 4.3.    Authority.  Borrower has full corporate power and authority
                     ----------
to enter into, execute, and deliver this Agreement and to perform its obligations hereunder, to borrow the Loan, to execute and deliver the Note, and to incur and perform the obligations provided for in the Loan Documents, all of which have been duly authorized by all necessary corporate action.
Except as otherwise disclosed on Schedule 4.3, no consent or approval of
                                 ------------
shareholders of, or lenders to, Borrower and no consent, approval, filing or registration with any Governmental Authority is required as a condition to the validity of the Loan Documents or the performance by Borrower of its obligations thereunder.

     Section 4.4.    Binding Agreement.  This Agreement and all other Loan
                     -----------------
Documents constitute, and the Note, when issued and delivered pursuant hereto for value received, will constitute, the valid and legally binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms.

     Section 4.5.    Litigation.  Except as disclosed in Schedule 4.5, there are
                     ----------                          ------------
no actions, suits, proceedings or investigations pending or threatened against Borrower before any court or arbitrator or before or by any Governmental Authority which, in any one case or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Borrower is not in default with respect to any order of any court, arbitrator, or Governmental Authority applicable to Borrower or its properties.

     Section 4.6.    No Conflicts.  The execution and delivery by Borrower of
                     ------------
this Agreement and the other Loan Documents do not, and the performance of its obligations thereunder will not, violate, conflict with, constitute a default under, or result in the creation of a lien or encumbrance upon the property of Borrower under: (i) any provision of Borrower's articles of incorporation or bylaws, (ii) any provision of any law, rule, or regulation applicable to Borrower, or (iii) any of the following: (A) any indenture or other agreement or instrument to which Borrower is a party or by which Borrower or its property is bound; or (B) any judgment, order or decree of any court, arbitration tribunal, or Governmental Authority having jurisdiction over Borrower which is applicable to Borrower, the violation of any of which would have a Material Adverse Effect.

     Section 4.7.    Financial Condition.  The annual financial statements of
                     --------------------
Borrower as of December 31, 1997, audited by Arthur Andersen L.L.P. and the unaudited financial statements of Borrower as of March 31, 1998, certified by the chief financial officer of Borrower, which have been delivered to Lender, fairly present in all material respects the financial condition of Borrower and the results of its operations and changes in financial condition as of the dates and for the periods referred to, and have been prepared in accordance with GAAP. There are no material unrealized or anticipated liabilities, direct or indirect, fixed or contingent, of Borrower as of the dates of such financial statements which are required by GAAP to be disclosed therein that are not reflected therein or in the notes thereto. There has been no adverse change in the business, properties, condition (financial or otherwise) or operations (present or prospective) of Borrower since December 31, 1997. Borrower's fiscal year ends on December 31. The federal tax identification number of each entity comprising Borrower is set forth on Schedule 4.15.
                                    --------------

     Section 4.8.    No Default.  Borrower is not in default under or with
                     -----------
respect to any obligation in any respect which could reasonably be expected to result in a Material Adverse Effect. No Event of Default or event which, with the giving of notice or lapse of time, or both, could become an Event of Default, has occurred and is continuing.

     Section 4.9.    Title to Properties.  Borrower has good and marketable
                     --------------------
title to its properties and assets, including the Collateral and the properties and assets reflected in the financial statements described in Section 4.7, subject to no lien, mortgage, pledge, encumbrance or charge of any kind, other than Permitted Liens. Borrower has not agreed or consented to cause any of its properties or assets whether owned now or hereafter acquired to be subject in the future (upon the happening of a contingency or otherwise) to any lien, mortgage, pledge, encumbrance or charge of any kind other than Permitted Liens.

     Section 4.10.   Taxes.  Borrower has filed, or has obtained extensions for
                     ------
the filing of, all federal, state and other tax returns which are required to be filed, and has paid all taxes shown as due on those returns and all assessments, fees and other amounts due as of the date hereof. All tax liabilities of Borrower were, as of December 31, 1996 and are now, adequately provided for on Borrower's books. No tax liability has been asserted by the Internal Revenue Service or other taxing authority against Borrower for taxes in excess of those already paid.

     Section 4.11.   Securities and Banking Laws and Regulations.
                     --------------------------------------------

          (a) The use of the proceeds of the Loan and Borrower's issuance of the Note will not directly or indirectly violate or result in a violation of the Securities Act of 1933 or the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including without limitation Regulations U, T, G, or X of the Board of Governors of the Federal Reserve System. Borrower is not engaged in the business of extending credit for the purpose of the purchasing or carrying "margin stock" within the meaning of those regulations. No part of the proceeds of the Loan hereunder will be used to purchase or carry any margin stock or to extend credit to others for such purpose.

          (b) Borrower is not an investment company within the meaning of the Investment Company Act of 1940, as amended, nor is it, directly or indirectly, controlled by or acting on behalf of any Person which is an investment company within the meaning of that Act.

     Section 4.12.   ERISA.  No employee benefit plan (a "Plan") subject to the
                     ------
Employee Retirement Income Security Act of 1974 ("ERISA") and regulations issued pursuant thereto that is maintained by Borrower or under which Borrower could have any liability under ERISA (a) has failed to meet minimum funding standards established in Section 302 of ERISA, (b) has failed to comply with all applicable requirements of ERISA and of the Internal Revenue Code, including all applicable rulings and regulations thereunder, (c) has engaged in or been involved in a prohibited transaction (as defined in ERISA) under ERISA or under the Internal Revenue Code, or (d) has been terminated. Borrower has not assumed, or received notice of a claim asserted against Borrower for, withdrawal liability (as defined in the Multi-Employer Pension Plan Amendments Act of 1980, as amended) with respect to any multi-employer pension plan and is not a member of any Controlled Group (as defined in ERISA). Borrower has timely made when due all contributions with respect to any multi-employer pension plan in which it participates and no event has occurred triggering a claim against Borrower for withdrawal liability with respect to any multi-employer pension plan in which Borrower participates.

     Section 4.13.   Compliance with Law.  Except as described in Schedule 4.13,
                     --------------------                         -------------
Borrower is not in violation of any statute, rule or regulation of any Governmental Authority (including, without limitation, any statute, rule or regulation relating to employment practices or to environmental, occupational and health standards and controls), the violation of which could reasonably be expected to have a Material Adverse Effect. Borrower has obtained all licenses, permits, franchises, and other governmental authorizations necessary for the ownership of its properties and the conduct of its business. Except for such failure to file or failure to comply as could not reasonably be expected to have a Material Adverse Effect, Borrower is current with all reports and documents required to be filed with any state or federal securities commission or similar Governmental Authority and is in full compliance with all applicable rules and regulations of such commissions.

     Section 4.14.   Environmental Matters.  No use, exposure, release,
                     ----------------------
generation, manufacture, storage, treatment, transportation or disposal of Hazardous Material has occurred or is occurring on or from any real property on which the Collateral is located or which is owned, leased or otherwise occupied by Borrower (the "Premises"), or off the Premises as a result of any action of Borrower, except as would not have a Material Adverse Effect and except as described in Schedule 4.14. Except as would not have a Material Adverse Effect,
             -------------
all Hazardous Material used, treated, stored, transported to or from, generated or handled on the Premises, or off the Premises by Borrower, has been disposed of on or off the Premises by or on behalf of Borrower in a lawful manner. There are no underground storage tanks present on or under the Premises owned or leased by Borrower. Except as would not have a Material Adverse Effect, no other environmental, public health or safety hazards exist with respect to the Premises.

     Section 4.15.   Places of Business.    The only places of business of
                     -------------------
Borrower, and the places where it keeps and intends to keep the Collateral and records concerning the Collateral, are at the addresses set forth in Schedule
                                                                     --------
4.15.  Schedule 4.15 also lists the owner of record of each such property.
----   -------------

     Section 4.16.   Intellectual Property.  Borrower exclusively owns or
                     ----------------------
possesses all the patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, franchises, licenses, and rights with respect to the foregoing necessary for the present and planned future conduct of its business, without any conflict with the rights of others. A list of all such intellectual property (indicating the nature of Borrower's interest), as well as all outstanding franchises and licenses given by or held by Borrower, is attached as Schedule 4.16. Borrower is not in default of any
                            -------------
obligation or undertaking with respect to such intellectual property or rights.

     Section 4.17.   Stock Ownership.  The identity of the stockholders of
                     ----------------
record of all classes of the outstanding stock of each entity comprising Borrower, other than Holdings, together with the respective ownership percentages held by such stockholders, are as set forth on Schedule 4.17.
                                                           -------------

     Section 4.18.   Material Facts.    Neither this Agreement nor any other
                     ---------------
Loan Document nor any other agreement, document, certificate, or statement furnished to Lender by or on behalf of Borrower in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact known to Borrower that has or in the future could reasonably be expected to have a Material Adverse Effect.

     Section 4.19.   Investments, Guarantees, and Certain Contracts.  Borrower
                     -----------------------------------------------
does not own or hold any equity or long-term debt investments in, have any outstanding advances to, have any outstanding guarantees for the obligations of, or have any outstanding borrowings from, any Person, except as described on
Schedule 4.19.  Borrower is not a party to any contract or agreement, or subject
-------------
to any corporate restriction, which materially adversely affects its business.

     Section 4.20.   Business Interruptions.  Within five years prior to the
                     -----------------------
date hereof, neither the business, property or assets, or operations of Borrower has been adversely affected in any way by any casualty, strike, lockout, combination of workers, or order of the United States of America or other Governmental Authority, directed against Borrower. There are no pending or threatened labor disputes, strikes, lockouts, or similar occurrences or grievances against Borrower or its business.

     Section 4.21.   Names.  Within five years prior to the date hereof,
                     ------
Borrower has not conducted business under or used any other name (whether corporate, partnership or assumed) other than as shown on Schedule 4.21.
                                                          --------------
Borrower is the sole owner of all names listed on that Schedule and any and all business done and invoices issued in such names are Borrower's sales, business, and invoices. Each trade name of Borrower represents a division or trading style of Borrower and not a separate Person or independent Affiliate.

     Section 4.22    Joint Ventures.  Borrower is not engaged in any joint
                     ---------------
venture or partnership with any other Person, except as set forth on Schedule
                                                                     --------
4.22.
-----

     Section 4.23    Accounts.  Lender may rely, in determining which Accounts
                     ---------
are Qualified Accounts, on all statements and representations made by Borrower with respect to any Account or Accounts. Except in the case of any representation or statement known by Borrower to be inaccurate when made or deemed made, the inaccuracy or breach thereof shall result in the applicable Account ceasing to be a Qualified Account but shall not result in an Event of Default if the applicable Account or Accounts are for an aggregate amount that is less than $100,000.00. Unless otherwise indicated in writing to Lender, with respect to each Account:

          (a) It is genuine and in all respects what it purports to be, and is not evidenced by a judgment;

          (b) It arises out of a completed, bona fide sale and delivery of goods
                                            ---- ----
or rendition of services by Borrower in the ordinary course of its business and in accordance with the terms and conditions of all purchase orders, contracts, certification, participation, certificate of need, or other documents relating thereto and forming a part of the contract between Borrower and the Account Debtor;

          (c) It is for a liquidated amount maturing as stated in a duplicate claim or invoice covering such sale or rendition of services, a copy of which has been furnished or is available to Lender;

          (d) Such Account, and Lender's security interest therein, is not, and will not (by voluntary act or omission by Borrower), be in the future, subject to any offset, lien, deduction, defense, dispute, counterclaim or any other adverse condition, and each such Account is absolutely owing to Borrower and is not contingent in any respect or for any reason;

          (e) There are no facts, events or occurrences which in any way impair the validity or enforceability of any Accounts or tend to reduce the amount payable thereunder from the face amount of the claim or invoice and statements delivered to Lender with respect thereto;

          (f) To the best of Borrower's knowledge, (i) the Account Debtor thereunder had the capacity to contract at the time any contract or other document giving rise to the Account was executed and (ii) such Account Debtor is solvent;

          (g) To the best of Borrower's knowledge, there are no proceedings or actions which are threatened or pending against any Account Debtor thereunder which might result in any material adverse change in such Account Debtor's financial condition or the collectibility of such Account;

          (h) It has been billed and forwarded to the Account Debtor for payment in accordance with applicable laws and compliance and conformance with any and requisite procedures, requirements and regulations governing payment by such Account Debtor with respect to such Account, and such Account if due from a Medicaid/Medicare Account Debtor is properly payable directly to Borrower; and

          (i) Borrower has obtained and currently has all certificates of need, Medicaid and Medicare provider numbers, licenses, permits and authorizations as necessary in the generation of such Accounts.

     Section 4.24.   Solvency.  Both before and after giving effect to the
                     ---------
transactions contemplated by the terms and provisions of this Agreement, (i) Borrower (taken as a whole) owns property whose fair saleable value is greater than the amount required to pay all of Borrower's Indebtedness (including contingent debts), (ii) Borrower (taken as a whole) was and is able to pay all of its Indebtedness as such Indebtedness matures, and (iii) Borrower (taken as a whole) had and has capital sufficient to carry on its business and transactions and all business and transactions in which it about to engage. For purposes hereof, the term "Indebtedness" means, without duplication (a) all items which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Borrower as of the date on which Indebtedness is to be determined, (b) all obligations of any other person or entity which such Borrower has guaranteed, and (c) the Obligations.

     Section 4.25.   Borrowers.  All of the entities which generate Accounts and
                     ----------
which are owned, directly or indirectly, fifty percent (50%) or more by any entity comprising Borrower, are identified as Borrowers under this Agreement.

                                   ARTICLE V

                       CLOSING AND CONDITIONS OF LENDING
                       ---------------------------------

     Section 5.1.    Conditions Precedent to Agreement.  The obligation of
                     ----------------------------------
Lender to enter into and perform this Agreement and to make Revolving Credit Loans is subject to the following conditions precedent:

          (a) Lender shall have received two (2) originals of this Agreement and all other Loan Documents required to be executed and delivered at or prior to Closing (other than the Note, as to which Lender shall receive only one original), executed by Borrower and any other required Persons, as applicable.

          (b) Lender shall have received all searches and good standing certificates required by Section 3.5.

          (c) Borrower shall have complied and shall then be in compliance with all the terms, covenants and conditions of the Loan Documents.

          (d) There shall have occurred no Event of Default and no event which, with the giving of notice or the lapse of time, or both, could constitute such an Event of Default.

          (e) The representations and warranties contained in Article IV shall be true and correct; provided, however, that with respect to the obligation of
                     --------  -------
Lender to make Revolving Credit Loans, the representations and warranties on the part of Borrower contained in Article IV of this Agreement shall be true and correct in all respects at and as of the date of disbursement or advance, as though made on and as of such date (except to the extent that such representations and warranties expressly relate solely to an earlier date and except that the references in Section 4.7 to financial statements shall be deemed to be a reference to the then most recent annual and interim financial statements of Borrower furnished to Lender pursuant to Section 6.1 hereof).

          (f) Lender shall have received copies of all board of directors resolutions of Borrower, and other corporate action taken by Borrower to authorize the execution, delivery and performance of the Loan Documents and the borrowing of the Loan thereunder, as well as the names and signatures of the officers of Borrower authorized to execute documents on its behalf in connection herewith, all as also certified as of the date hereof by Borrower's chief financial officer, and such other papers as Lender may require.

          (g) Lender shall have received copies, certified as true, correct and complete by a corporate officer of each Borrower, of the articles of incorporation of each Borrower, with any amendments to any of the foregoing, and all other documents necessary for performance of the obligations of Borrower under this Agreement and the other Loan Documents.

          (h) Lender shall have received a written opinion of counsel for Borrower, dated the date hereof, in the form of Exhibit C.
                                                ---------

          (i) Lender shall have received such financial statements, reports, certifications, and other operational information required to be delivered hereunder, including without limitation an initial borrowing base certificate calculating the Borrowing Base.

          (j) Lender shall have received the Commitment Fee.

          (k) The Lockbox and the Concentration Account shall have been established.

          (l) Lender shall have received a certificate of Borrower's chief financial officer, dated the Closing Date, certifying that all of the conditions specified in this Section have been fulfilled.

     Section 5.2.    Conditions Precedent to Advances.   Notwithstanding any
                     ---------------------------------
other provision of this Agreement, no Loan proceeds, Revolving Credit Loans, advances or other extensions of credit under the Loan shall be disbursed hereunder unless the following conditions have been satisfied or waived immediately prior to such disbursement:

          (a) The representations and warranties on the part of Borrower contained in Article IV of this Agreement shall be true and correct in all respects at and as of the date of disbursement or advance, as though made on and as of such date (except to the extent that such representations and warranties expressly relate solely to an earlier date and except that the references in
Section 4.7 to financial statements shall be deemed to be a reference to the then most recent annual and interim financial statements of Borrower furnished to Lender pursuant to Section 6.1 hereof).

          (b) No Event of Default or event which, with the giving of notice of the lapse of time, or both, could become an Event of Default shall have occurred and be continuing or would result from the making of the disbursement or advance.

          (c) No material adverse change in the condition (financial or otherwise), properties, business, or operations of Borrower (taken as a whole) shall have occurred and be continuing with respect to Borrower since the date hereof.

     Section 5.3.    Closing.  Subject to the conditions of this Article V, the
                     --------
Loan shall be made available on the date as is mutually agreed by the parties (the "Closing Date") at such time as may be mutually agreeable to the parties upon the execution hereof (the "Closing") at such place as may be requested by Lender.

     Section 5.4.    Waiver of Rights.   By completing the Closing hereunder,
                     -----------------
or by making advances under the Loan, Lender does not waive a breach of any representation or warranty of

Borrower hereunder or under any other Loan Document, and all of Lender's claims and rights resulting from any breach or misrepresentation by Borrower are specifically reserved by Lender.


                                  ARTICLE VI

                             AFFIRMATIVE COVENANTS
                             ---------------------

     Each entity constituting Borrower covenants and agrees that for so long as Borrower may borrow hereunder and until payment in full of the Note and performance of all other obligations of Borrower under the Loan Documents:

     Section 6.1.    Financial Statements and Collateral Reports.  Borrower will
                     --------------------------------------------
furnish to Lender (i) a sales and collections report and accounts receivable aging schedule on a form acceptable to Lender within twenty-five (25) days after the end of each calendar month, which shall include, but not be limited to, a report of sales, credits issued, and collections received; (ii) payable aging schedules within twenty-five (25) days after the end of each calendar month;
(iii) internally prepared monthly financial statements for Borrower, certified by the chief financial officer of Borrower, within forty-five (45) days of the end of each calendar month (except that such financial statements for the month ending December 31 shall be furnished to Lender within sixty (60) days of the end of such calendar month), accompanied by management analysis and actual vs. budget variance reports; (iv) to the extent prepared by Borrower, annual projections, profit and loss statements, balance sheets, and cash flow reports (prepared on a monthly basis) for the succeeding fiscal year within thirty (30) days before the end of each of Borrower's fiscal years; (v) internally prepared annual financial statements for Borrower within sixty (60) days after the end of each of Borrower's fiscal years; (vi) annual audited financial statements for Borrower prepared by Arthur Andersen L.L.P., or a firm of independent public accountants satisfactory to Lender, within ninety (90) days after the end of each of Borrower's fiscal years; (vii) promptly upon receipt thereof, copies of any reports submitted to Borrower by the independent accountants in connection with any interim audit of the books of Borrower and copies of each management control letter provided to Borrower by independent accountants; (viii) as soon as available, copies of all financial statements and notices provided by Borrower to all of its stockholders; and (ix) such additional information, reports or statements as Lender may from time to time request. Annual financial statements shall set forth in comparative form figures for the corresponding periods in the prior fiscal year. All financial statements shall include a balance sheet and statement of earnings and shall be prepared in accordance with GAAP.

     Section 6.2.    Payments Hereunder.  Borrower will make all payments of
                     ------------------
principal, interest, fees, and all other payments required hereunder, under the Loan, and under any other agreements with Lender to which Borrower is a party, as and when due.

     Section 6.3.    Existence, Good Standing, and Compliance with Laws.
                     --------------------------------------------------
Borrower will do or cause to be done all things necessary (a) to obtain and keep in full force and effect all corporate existence, rights, licenses, privileges, and franchises of Borrower necessary to the ownership of its property or the conduct of its business, and comply with all applicable present and future laws, ordinances, rules, regulations, orders and decrees of any Governmental Authority having or claiming jurisdiction over Borrower where the failure to maintain such rights, licenses, and franchises, or the failure to comply with any applicable laws or regulations would have a Material Adverse Effect; and (b) to maintain and protect the properties used or useful in the conduct of the operations of Borrower, in a prudent manner, including without limitation the maintenance at all times of such insurance upon its insurable property and operations as required by law or by Section 6.7 hereof.

     Section 6.4.    Legality.  The making of the Loan and each disbursement or
                     ---------
advance under the Loan shall not be subject to any penalty or special tax, shall not be prohibited by any governmental order or regulation applicable to Borrower, and shall not violate any rule or regulation of any Governmental Authority, and necessary consents, approvals and authorizations of any Governmental Authority to or of any such disbursement or advance shall have been obtained.

     Section 6.5.    Lender's Satisfaction.  All instruments and legal documents
                     ----------------------
and proceedings in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to Lender and its counsel, and Lender shall have received all documents, including records of corporate proceedings and opinions of counsel, which Lender may have requested in connection therewith.

     Section 6.6.    Taxes and Charges.  Borrower will timely file all tax
                     ------------------
reports and pay and discharge all taxes, assessments and governmental charges or levies imposed upon Borrower, or its income or profits or upon its properties or any part thereof, before the same shall be in default and prior to the date on which penalties attach thereto, as well as all lawful claims for labor, material, supplies or otherwise which, if unpaid, might become a lien or charge upon the properties or any part thereof of Borrower; provided, however, that
                                                     --------  -------
Borrower shall not be required to pay and discharge or cause to be paid and discharged any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith and by appropriate proceedings by Borrower, and Borrower shall have set aside on their books adequate reserve therefor; and provided further, that such deferment of payment
                               -------- -------
is permissible only so long as Borrower's title to, and its right to use, the Collateral is not adversely affected thereby and Lender's lien and priority on the Collateral are not adversely affected, altered or impaired thereby.

     Section 6.7.    Insurance.  Borrower will carry adequate public liability
                     ----------
and professional liability insurance with responsible companies satisfactory to Lender in such amounts and against such risks as is customarily maintained by similar businesses and by owners of similar property in the same general area.

     Section 6.8.    General Information.   Borrower will furnish to Lender such
                     --------------------
information as Lender may, from time to time, request with respect to the business or financial affairs of Borrower, and permit any officer, employee or agent of Lender to visit and inspect any of the properties, to examine the minute books, books of account and other records, including management letters prepared by Borrower's auditors, of Borrower, and make copies thereof or extracts therefrom, and to discuss its and their business affairs, finances and accounts with, and be advised as to the same by, the accountants and officers of Borrower, all at such times and as often as Lender may require.

     Section 6.9.    Maintenance of Property.  Except as would not have a
                     ------------------------
Material Adverse Effect, Borrower will maintain, keep and preserve all of its properties in good repair, working order and condition and from time to time make all needful and proper repairs, renewals, replacements, betterments and improvements thereto, so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

     Section 6.10.    Notification of Events of Default and Adverse
                      ---------------------------------------------
Developments.   Borrower promptly will notify Lender upon the occurrence of: (i)
------------
any Event of Default; (ii) any event which, with the giving of notice or lapse of time, or both, could constitute an Event of Default; (iii) any event, development or circumstance whereby the financial statements previously furnished to Lender fail in any material respect to present fairly, in accordance with GAAP, the financial condition and operational results of Borrower; (iv) any judicial, administrative or arbitration proceeding pending against Borrower, and any judicial or administrative proceeding known by Borrower to be threatened against it which could reasonably be expected to have a Material Adverse Effect or which may expose Borrower to uninsured liability of $100,000.00 or more; (v) any default claimed by any other creditor for Borrowed Money of Borrower other than Lender where the unpaid balance of such Borrowed Money exceeds $100,000.00; and (vi) any other development in the business or affairs of Borrower which may be adverse; in each case describing the nature thereof and (in the case of notification under clauses (i) and (ii)) the action Borrower proposes to take with respect thereto.

     Section 6.11.   Employee Benefit Plans.  Borrower will (i) comply with the
                     -----------------------
funding requirements of ERISA with respect to the Plans for its employees, or will promptly satisfy any accumulated funding deficiency that arises under
Section 302 of ERISA; (ii) furnish Lender, promptly after filing the same, with copies of all reports or other statements filed with the United States Department of Labor, the Pension Benefit Guaranty Corporation, or the Internal Revenue Service with respect to all Plans, or which Borrower, or any member of a Controlled Group, may receive from such Governmental Authority with respect to any such Plans, and (iii) promptly advise Lender of the occurrence of any Reportable Event or Prohibited Transaction with respect to any such Plan and the action which Borrower proposes to take with respect thereto. Borrower will make all contributions when due with respect to any multi-employer pension plan in which it participates and will promptly advise Lender: (i) upon its receipt of notice of the assertion against Borrower of a claim for withdrawal liability;
(ii) upon the
occurrence of any event which could trigger the assertion of a claim for withdrawal liability against Borrower; and (iii) upon the occurrence of any event which would place Borrower in a Controlled Group as a result of which any member (including Borrower) thereof may be subject to a claim for withdrawal liability, whether liquidated or contingent.

     Section 6.12.   Financing Statements.  Borrower shall provide to Lender
                     ---------------------
evidence satisfactory to Lender as to the due recording of termination statements, releases of collateral, and Forms UCC-3, and shall cause to be recorded financing statements on Form UCC-1, duly executed by Borrower and Lender, in all places necessary to release all existing security interests and other liens in the Collateral (other than as permitted hereby) and to perfect and protect Lender's first priority lien and security interest in the Collateral, as Lender may request.

     Section 6.13.   Financial Records.  Borrower shall keep current and
                     ------------------
accurate books of records and accounts in which full and correct entries will be made of all of its business transactions, and will reflect in its financial statements adequate accruals and appropriations to reserves, all in accordance with GAAP.

     Section 6.14.   Collection of Accounts.  Borrower shall continue to collect
                     -----------------------
its Accounts in the ordinary course of business.

     Section 6.15.   Places of Business.  Borrower shall give thirty (30) days'
                     -------------------
prior written notice to Lender of any change in the location of any of its places of business, of the places where its records concerning its Accounts are kept, of the places where the Collateral is kept, or of the establishment of any new, or the discontinuance of any existing, places of business.

     Section 6.16.   Business Conducted.  Borrower shall continue in the
                     -------------------
business presently conducted by it using its best efforts to maintain its customers and goodwill. Borrower shall not engage, directly or indirectly, in any line of business substantially different from the business conducted by it immediately prior to the Closing Date, or engage in business or lines of business which are not reasonably related thereto.

     Section 6.17.   Litigation and Other Proceedings.  Borrower shall give
                     ---------------------------------
prompt notice to Lender of any litigation, arbitration, or other proceeding before any Governmental Authority against or affecting Borrower if the amount claimed is more than $60,000.00.

     Section 6.18.   Bank Accounts.  Borrower shall assign all of its depository
                     --------------
and disbursement accounts to Lender.

     Section 6.19.   Submission of Collateral Documents.  Subject to applicable
                     -----------------------------------
patient confidentiality laws, Borrower will, on demand of Lender, make available to Lender copies of shipping and delivery receipts evidencing the shipment of goods that gave rise to an Account, medical records, insurance verification forms, assignment of benefits, in-take forms or other proof of the satisfactory performance of services that gave rise to an Account, a copy of the claim or invoice for each Account and copies of any written contract or order from which the Account arose. Borrower shall promptly notify Lender if an Account becomes evidenced or secured by an instrument or chattel paper and upon request of Lender, will promptly deliver any such instrument or chattel paper to Lender.

     Section 6.20.   Licensure; Medicaid/Medicare Cost Reports.  Borrower will
                     ------------------------------------------
maintain all certificates of need, provider numbers and licenses necessary to conduct its business as presently conducted, and take any steps required to comply with any such new or additional requirements that may be imposed on providers of medical products and services. If required, all Medicaid/Medicare cost reports will be properly filed.

     Section 6.21.   Officer's Certificates.  Together with the monthly
                     -----------------------
financial statements delivered pursuant to clause (iii) of Section 6.1, and together with the audited annual financial statements delivered pursuant to clause (vi) of that Section, Borrower shall deliver to Lender a certificate of its chief financial officer, in form and substance satisfactory to Lender:

          (a) Setting forth the information (including detailed calculations) required to establish whether Borrower is in compliance with the requirements of Articles VI and VII as of the end of the period covered by the financial statements then being furnished; and

          (b) Stating that the signer has reviewed the relevant terms of this Agreement, and has made (or caused to be made under his supervision) a review of the transactions and conditions of Borrower from the beginning of the accounting period covered by the income statements being delivered to the date of the certificate, and that such review has not disclosed the existence during such period of any condition or event which constitutes an Event of Default or which is then, or with the passage of time or giving of notice or both, could become an Event of Default, and if any such condition or event existed during such period or now exists, specifying the nature and period of existence thereof and what action Borrower has taken or proposes to take with respect thereto.

     Section 6.22.   Visits and Inspections.  Borrower agrees to permit
                     -----------------------
representatives of Lender, from time to time, as often as may be reasonably requested, but only during normal business hours, to visit and inspect the properties of Borrower, and to inspect, audit and make extracts from its books and records, and discuss with its officers and employees, as authorized by its officers, and its independent accountants, Borrower's business, assets, liabilities, financial condition, business prospects and results of operations.

     Section 6.23.   EBITDA.  For each of the six months commencing with the
                     -------
month ending October 31, 1998, and through the month ending March 31, 1999, and quarterly thereafter, Borrower shall have positive earnings before interest, taxes, depreciation and amortization (AEBITDA@).

     Section 6.24.   Minimum Loan Amount.  Borrower will maintain at all times
                     --------------------
outstanding Revolving Credit Loans in the aggregate principal amount of at least the Minimum Loan Amount.


                                  ARTICLE VII

                              NEGATIVE COVENANTS
                              ------------------

     Each entity constituting Borrower covenants and agrees that so long as Borrower may borrow hereunder and until payment in full of the Note and performance of all other obligations of Borrower under the Loan Documents:

     Section 7.1.    Borrowing.  Borrower will not create, incur, assume or
                     ---------
suffer to exist any liability for Borrowed Money except: (i) indebtedness to Lender; (ii) indebtedness of Borrower secured by mortgages, encumbrances or liens expressly permitted by Section 7.3 hereof; (iii) accounts payable to trade creditors and current operating expenses (other than for borrowed money) which are not aged more than one hundred twenty (120) days from the billing date or more than sixty (60) days from the due date, in each case incurred in the ordinary course of business and paid within such time period, unless the same are being contested in good faith and by appropriate and lawful proceedings, and Borrower shall have set aside such reserves, if any, with respect thereto as are required by GAAP and deemed adequate by Borrower and its independent accountants; (iv) borrowings incurred in the ordinary course of its business and not exceeding $10,000.00 in the aggregate outstanding at any one time; and (v) borrowings described on Schedule 7.1. Borrower will not make prepayments on any existing or future indebtedness for Borrowed Money to any Person (other than Lender, to the extent permitted by this Agreement or any subsequent agreement between Borrower and Lender).

     Section 7.2.    Joint Ventures.  Borrower will not invest directly or
                     --------------
indirectly in any joint venture for any purpose without the prior written notice to, and the express written consent of, Lender, which consent may be withheld in Lender's reasonable discretion.

     Section 7.3.    Liens and Encumbrances.  Borrower will not create, incur,
                     ----------------------
assume or suffer to exist any mortgage, pledge, lien or other encumbrance of any kind (including the charge upon property purchased under a conditional sale or other title retention agreement) upon, or any security interest in, any of its Collateral, whether now owned or hereafter acquired, except for Permitted Liens.

     Section 7.4.    Merger, Acquisition, or Sale of Assets.  Borrower will not
                     ---------------------------------------
enter into any merger or consolidation with or acquire all or substantially all of the assets of any Person, and will not sell, lease, or otherwise dispose of any of its assets except in the ordinary course of its business. Consistent with the foregoing, until the Obligations are repaid in full none of the entities comprising Borrower shall transfer, assign, convey or grant to any other Person the right to operate or control any of the nursing homes listed on Schedule 4.15, whether
                                                         -------------
by lease, sublease, management agreement, joint venture agreement or otherwise.

     Section 7.5.    Sale and Leaseback.  Borrower will not, directly or
                     -------------------
indirectly, enter into any arrangement whereby Borrower sells or transfers all or any part of its assets and thereupon and within one year thereafter rents or leases the assets so sold or transferred without the prior written notice to, and the express written consent of, Lender, which consent may be withheld in Lender's sole discretion.

     Section 7.6.    Dividends, Distributions and Management Fees.  During the
                     ---------------------------------------------
existence of an Event of Default hereunder, Borrower will not declare or pay any dividends or other distributions with respect to, purchase, redeem or otherwise acquire for value any of its outstanding stock now or hereafter outstanding, or return any capital of its stockholders, nor shall Borrower pay management fees or fees of a similar nature to any Person.

     Section 7.7.    Loans.  Borrower will not make loans or advances to any
                     ------
Person, other than (i) trade credit extended in the ordinary course of its business, and (ii) advances for business travel and similar temporary advances in the ordinary course of business to officers, stockholders, directors, and employees.

     Section 7.8.    Contingent Liabilities.  Borrower will not assume,
                     -----------------------
guarantee, endorse, contingently agree to purchase or otherwise become liable upon the obligation of any Person, except by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

     Section 7.9.    Subsidiaries.  Borrower will not form any subsidiary, or
                     -------------
make any investment in or any loan in the nature of an investment to, any other Person.

     Section 7.10.   Compliance with ERISA.  Borrower will not permit with
                     ----------------------
respect to any Plan covered by Title IV of ERISA any Prohibited Transaction or any Reportable Event.

     Section 7.11.   Certificates of Need.  Borrower will not amend, alter or
                     ---------------------
suspend or terminate or make provisional in any material way, any certificate of need or provider number without the prior written consent of Lender.

     Section 7.12.   Transactions with Affiliates.  Borrower will not enter into
                     -----------------------------
any transaction, including without limitation the purchase, sale, or exchange of property, or the loaning or giving of funds to any Affiliate or subsidiary that is not an entity comprising Borrower, except in the ordinary course of business and pursuant to the reasonable requirements of Borrower's business and upon terms substantially the same and not materially less favorable to Borrower as it would obtain in a comparable arm's length transaction with any Person not an Affiliate or subsidiary that is not an entity comprising Borrower, and so long as the transaction is not otherwise prohibited hereunder. For purposes of the foregoing, Lender consents to the transactions described on Schedule 7.12.
                                          -------------

     Section 7.13.   Use of Lender's Name.  Borrower will not use Lender's name
                     ---------------------
(or the name of any of Lender's affiliates) in connection with any of its business operations. Borrower may disclose to third parties that Borrower has a borrowing relationship with Lender. Nothing herein contained is intended to permit or authorize Borrower to make any contract on behalf of Lender.

     Section 7.14.   Change of Control.  There shall occur no Change of Control.
                     ------------------

     Section 7.15.   Contracts and Agreements.  Borrower will not become or be a
                     -------------------------
party to any contract or agreement which would breach this Agreement, or breach any other instrument, agreement, or document to which Borrower is a party or by which it is or may be bound.

     Section 7.16.   Margin Stock.  Borrower will not carry or purchase any
                     -------------
"margin security" within the meaning of Regulations U, G, T or X of the Board of Governors of the Federal Reserve System.

     Section 7.17.   Truth of Statements and Certificates.  Borrower will not
                     -------------------------------------
furnish to Lender any certificate or other document that contains any untrue statement of a material fact or that omits to state a material fact necessary to make it not misleading in light of the circumstances under which it was furnished.


                                 ARTICLE VIII

                               EVENTS OF DEFAULT
                               -----------------

     Section 8.1.    Events of Default.  Each of the following (individually, an
                     ------------------
"Event of Default" and collectively, the "Events of Default") shall constitute an event of default hereunder:

          (a) A default in the payment of any installment of principal of, or interest upon, the Note when due and payable, whether at maturity or otherwise, or any breach of Section 2.3 of this Agreement, which default or breach, as applicable, shall have continued unremedied for a period of five (5) days after written notice thereof from Lender to Borrower;

          (b) A default in the payment of any other charges, fees, or other monetary obligations owing to Lender arising out of or incurred in connection with this Agreement when such payment is due and payable, which default shall have continued unremedied for a period of five (5) days after written notice from Lender;

          (c) A default in the due observance or performance by Borrower of any other term, covenant or agreement contained in any of the Loan Documents, which default shall have continued unremedied for a period of twenty (20) days after written notice from Lender;

          (d) If any representation or warranty made by Borrower herein or in any of the other Loan Documents, any financial statement, or any statement or representation made in any other certificate, report or opinion delivered in connection herewith or therewith proves to have been incorrect or misleading in any material respect when made, which default shall have continued unremedied for a period of twenty (20) days after written notice from Lender;

          (e) If any obligation of Borrower (other than its Obligations hereunder) for the payment of Borrowed Money in excess of $100,000.00 is not paid when due or within any applicable grace period, or such obligation becomes or is declared to be due and payable prior to the expressed maturity thereof, or there shall have occurred an event which, with the giving of notice or lapse of time, or both, would cause any such obligation to become, or allow any such obligation to be declared to be, due and payable;

          (f) If Borrower makes an assignment for the benefit of creditors, offers a composition or extension to creditors, or makes or sends notice of an intended bulk sale of any business or assets now or hereafter conducted by Borrower;

          (g) If Borrower files a petition in bankruptcy, is adjudicated insolvent or bankrupt, petitions or applies to any tribunal for any receiver of or any trustee for itself or any substantial part of its property, commences any proceeding relating to itself under any reorganization, arrangement, readjustment or debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, or there is commenced against Borrower any such proceeding which remains undismissed for a period of sixty
(60) days, or any Borrower by any act indicates its consent to, approval of, or acquiescence in, any such proceeding or the appointment of any receiver of or any trustee for a Borrower or any substantial part of its property, or suffers any such receivership or trusteeship to continue undischarged for a period of sixty (60) days;

          (h) If one or more final judgments against Borrower or attachments against its property in excess of $100,000.00 not fully and unconditionally covered by insurance shall be rendered by a court of record and shall remain unpaid, unstayed on appeal, undischarged, unbonded and undismissed for a period of thirty (30) days;

          (i) A Reportable Event which might constitute grounds for termination of any Plan covered by Title IV of ERISA or for the appointment by the appropriate United States District Court of a trustee to administer any such Plan or for the entry of a lien or encumbrance to secure any deficiency, has occurred and is continuing thirty (30) days after its occurrence, or any such Plan is terminated, or a trustee is appointed by an appropriate United States District Court to administer any such Plan, or the Pension Benefit Guaranty Corporation institutes proceedings to terminate any such Plan or to appoint a trustee to administer any such Plan, or a lien or encumbrance is entered to secure any deficiency or claim;

          (j) If there shall occur a Change of Control;

          (k) If there shall occur any uninsured damage to or loss, theft or destruction of any portion of the Collateral in excess of $100,000.00;

          (l) If Borrower breaches or violates the terms of, or if a default or an event which could, whether with notice or the passage of time, or both, constitute a default, occurs under any other existing or future agreement (related or unrelated) between Borrower and Lender;

          (m) Upon the issuance of any execution or distraint process against Borrower or any of its property or assets involving in excess of $100,000.00;

          (n) If Borrower ceases any material portion of its business operations as presently conducted;

          (o) If any indication or evidence is received by Lender that Borrower may have directly or indirectly been engaged in any type of activity which, in Lender's discretion, might result in the forfeiture of any property of Borrower with a fair market value in excess of $100,000.00 to any Governmental Authority, which default shall have continued unremedied for a period of thirty (30) days after written notice from Lender;

          (p) Borrower or any Affiliate of Borrower, shall challenge or contest, in any action, suit or proceeding, the validity or enforceability of this Agreement, or any of the other Loan Documents, the legality or the enforceability of any of the Obligations or the perfection or priority of any Lien granted to Lender;

          (q) Borrower shall be criminally indicted or convicted under any law that could lead to a forfeiture of any Collateral in excess of $100,000.00;

          (r) There shall occur a material adverse change in the financial condition or business prospects of Borrower (taken as a whole), or if Lender in good faith deems itself insecure as a result of acts or events bearing upon the financial condition of Borrower or the repayment of the Note, which default shall have continued unremedied for a period of fifteen (15) days after written notice from Lender.

     Section 8.2.    Acceleration.  Upon the occurrence of any of the foregoing
                     ------------
Events of Default, the Note shall become and be immediately due and payable upon declaration to that effect delivered by Lender to Borrower; provided that, upon the happening of any event specified in Section 8.1(g) hereof, the Note shall be immediately due and payable without declaration or other notice to Borrower.

     Section 8.3.    Remedies.
                     ---------

          (a) In addition to all other rights, options, and remedies granted to Lender under this Agreement, upon the occurrence of an Event of Default Lender may (i) terminate the Loan, whereupon all outstanding Obligations shall be immediately due and payable, (ii) exercise all other rights granted to it hereunder and all rights under the Uniform Commercial Code in effect in the applicable jurisdiction(s) and under any other applicable law, and (iii) exercise all rights and remedies under all Loan Documents now or hereafter in effect, including the following rights and remedies (which list is given by way of example and is not intended to be an exhaustive list of all such rights and remedies):

              (i) The right to take possession of, send notices regarding, and collect directly the Collateral, with or without judicial process, and to exercise all rights and remedies available to Lender with respect to the Collateral under the Uniform Commercial Code in effect in the jurisdiction(s) in which such Collateral is located;

              (ii) The right to (by its own means or with judicial assistance) enter any of Borrower's premises and take possession of the Collateral, or render it unusable, or dispose of the Collateral on such premises in compliance with subsection (b), without any liability for rent, storage, utilities, or other sums, and Borrower shall not resist or interfere with such action;

              (iii) The right to require Borrower at Borrower's expense to assemble all or any part of the Collateral and make it available to Lender at any place designated by Lender;

              (iv) The right to reduce the Maximum Loan Amount or to use the Collateral and/or funds in the Concentration Account in amounts up to the Maximum Loan Amount for any reason; and

              (v) The right to relinquish or abandon any Collateral or any security interest therein.

          (b) Borrower agrees that a notice received by it at least ten (10) days before the time of any intended public sale, or the time after which any private sale or other disposition of the Collateral is to be made, shall be deemed to be reasonable notice of such sale or other disposition. If permitted by applicable law, any perishable Collateral which threatens to speedily decline in value or which is sold on a recognized marked may be sold immediately by Lender without prior notice to Borrower. At any sale or disposition of Collateral, Lender may (to the extent permitted by applicable law) purchase all or any part of the Collateral, free from any right of redemption by Borrower, which right is hereby waived and released. Borrower covenants and agrees not to interfere with or impose any obstacle to Lender's exercise of its rights and remedies with respect to the Collateral.

     Section 8.4.    Nature of Remedies.  Lender shall have the right to proceed
                     -------------------
against all or any portion of the Collateral to satisfy the liabilities and Obligations of Borrower to Lender in any order. All rights and remedies granted Lender hereunder and under any agreement referred to herein, or otherwise available at law or in equity, shall be deemed concurrent and cumulative, and not alternative remedies, and Lender may proceed with any number of remedies at the same time until the Loans, and all other existing and future liabilities and obligations of Borrower to Lender, are satisfied in full. The exercise of any one right or remedy shall not be deemed a waiver or release of any other right or remedy, and Lender, upon the occurrence of an Event of Default, may proceed against Borrower, and/or the Collateral, at any time, under any agreement, with any available remedy and in any order.


                                  ARTICLE IX

                                 MISCELLANEOUS
                                 -------------

     Section 9.1.    Expenses and Taxes.
                     -------------------

          (a) Borrower agrees to pay, whether or not the Closing occurs, a reasonable documentation preparation fee, together with actual audit and appraisal fees and all other out-of-pocket charges and expenses incurred by Lender in connection with the negotiation, preparation and execution of each of the Loan Documents and preparation for Closing. In addition, Borrower shall pay all fees associated with any amendments to the Loan Documents following Closing. Borrower also agrees to pay all out-of-pocket charges and expenses incurred by Lender (including the fees and expenses of Lender's counsel) in connection with the enforcement, protection or preservation of any right or claim of Lender and the collection of any amounts due under the Loan Documents.

          (b) Borrower shall pay all taxes (other than taxes based upon or measured by Lender's income or revenues or any personal property tax), if any, in connection with the issuance of the Note and the recording of the security documents therefor. The obligations of Borrower under this clause (b) shall survive the payment of Borrower's indebtedness hereunder and the termination of this Agreement.

     Section 9.2.    Entire Agreement; Amendments.  This Agreement and the other
                     -----------------------------
Loan Documents constitute the full and entire understanding and agreement among the parties with regard to their subject matter and supersede all prior written or oral agreements, understandings, representations and warranties made with respect thereto. No amendment, supplement or modification of this Agreement nor any waiver of any provision thereof shall be made except in writing executed by the party against whom enforcement is sought.

     Section 9.3.    No Waiver; Cumulative Rights.  No waiver by any party
                     -----------------------------
hereto of any one or more defaults by the other party in the performance of any of the provisions of this Agreement shall operate or be construed as a waiver of any future default or defaults, whether of a like or different nature. No failure or delay on the part of any party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to any party hereto at law, in equity or otherwise.

     Section 9.4.    Notices.  Any notice or other communication required or
                     --------
permitted hereunder shall be in writing and personally delivered, mailed by registered or certified mail (return receipt requested and postage prepaid), sent by telecopier (with a confirming copy sent by regular mail), or sent by prepaid overnight courier service, and addressed to the relevant party at its address set forth below, or at such other address as such party may, by written notice, designate as its address for purposes of notice hereunder:

          (a)  If to Lender, at:

               HCFP Funding, Inc.
               2 Wisconsin Circle, 4th floor
               Chevy Chase, Maryland 20815
               Attention:  Ethan D. Leder, President
               Telephone:  (301) 961-1640
               Telecopier:  (301) 664-9860


          (b)  If to Borrower, at:

               HealthCor, Inc.
               8150 North Central Expressway
               Dallas, TX  75206
               Attention: Joel Williams, CFO
               Telephone:  (214) 750-2266
               Telecopier:  (214) 696-6756

If mailed, notice shall be deemed to be given five (5) days after being sent, if sent by personal delivery or telecopier, notice shall be deemed to be given when delivered, and if sent by prepaid courier, notice shall be deemed to be given on the next Business Day following deposit with the courier.

     Section 9.5.    Severability.  If any term, covenant or condition of this
                     -------------
Agreement, or the application of such term, covenant or condition to any party or circumstance shall be found by a court of competent jurisdiction to be, to any extent, invalid or unenforceable, the remainder of this Agreement and the application of such term, covenant, or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, covenant or condition shall be valid and enforced to the fullest extent permitted by law. Upon determination that any such term is invalid, illegal or unenforceable, the parties hereto shall amend this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner.

     Section 9.6.    Successors and Assigns.  This Agreement, the Note, and the
                     -----------------------
other Loan Documents shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns. Notwithstanding the foregoing, Borrower may not assign any of its rights or delegate any of its obligations hereunder without the prior written consent of Lender, which may be withheld in its sole discretion. Lender may sell, assign, transfer, or participate any or all of its rights or obligations hereunder without notice to or consent of Borrower.

     Section 9.7.    Counterparts.  This Agreement may be executed in any number
                     -------------
of counterparts, each of which shall be deemed an original, but all of which together shall constitute but one instrument.

     Section 9.8.    Interpretation.  No provision of this Agreement or any
                     ---------------
other Loan Document shall be interpreted or construed against any party because that party or its legal representative drafted that provision. The titles of the paragraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement. Any pronoun used in this Agreement shall be deemed to include singular and plural and masculine, feminine and neuter gender as the case may be. The words "herein," "hereof," and "hereunder" shall be deemed to refer to this entire Agreement, except as the context otherwise requires.

     Section 9.9.    Survival of Terms.  All covenants, agreements,
                     ------------------
representations and warranties made in this Agreement, any other Loan Document, and in any certificates and other instruments delivered in connection therewith shall be considered to have been relied upon by Lender and shall survive the making by Lender of the Loans herein contemplated and the execution and delivery to Lender of the Note, and shall continue in full force and effect until all liabilities and obligations of Borrower to Lender are satisfied in full.

     Section 9.10.   Release of Lender.  Borrower releases Lender, its officers,
                     ------------------
employees, and agents, of and from any claims for loss or damage resulting from acts or conduct of any or all of them, unless caused by Lender's recklessness, gross negligence, or willful misconduct.

     Section 9.11.   Time.  Whenever Borrower is required to make any payment or
                     -----
perform any act on a Saturday, Sunday, or a legal holiday under the laws of the State of Maryland (or other jurisdiction where Borrower is required to make the payment or perform the act), the payment may be made or the act performed on the next Business Day. Time is of the essence in Borrower's performance under this Agreement and all other Loan Documents.

     Section 9.12.   Commissions.  The transaction contemplated by this
                     ------------
Agreement was brought about by Lender and Borrower acting as principals and without any brokers, agents, or finders being the effective procuring cause. Borrower represents that it has not committed Lender to the payment of any brokerage fee, commission, or charge in connection with this transaction. If any such claim is made on Lender by any broker, finder, or agent or other person, Borrower will indemnify, defend, and hold Lender harmless from and against the claim and will defend any action to recover on that claim, at Borrower's cost and expense, including Lender's counsel fees. Borrower further agrees that until any such claim or demand is adjudicated in Lender's favor, the amount demanded will be deemed a liability of Borrower under this Agreement, secured by the Collateral.

     Section 9.13.   Third Parties.    No rights are intended to be created
                     --------------
hereunder or under any other Loan Document for the benefit of any third party donee, creditor, or incidental beneficiary of Borrower. Nothing contained in this Agreement shall be construed as a delegation to Lender of Borrower's duty of performance, including without limitation Borrower's duties under any account or contract in which Lender has a security interest.

     Section 9.14.   Discharge of Borrower's Obligations.  Lender, in its sole
                     ------------------------------------
discretion, shall have the right at any time during an Event of Default, and from time to time, after prior notice to Borrower if Borrower fails to do so, to: (i) obtain insurance covering any of the Collateral as required hereunder;
(ii) pay for the performance of any of Borrower's obligations hereunder; (iii) discharge taxes, liens, security interests, or other encumbrances at any time levied or placed on any of the Collateral in violation of this Agreement unless Borrower is in good faith with due diligence by appropriate proceedings contesting those items; and (iv) pay for the maintenance and preservation of any of the Collateral. Expenses and advances shall be added to the Loan, until reimbursed to Lender and shall be secured by the Collateral. Any such payments and advances by Lender shall not be construed as a waiver by Lender of an Event of Default.

     Section 9.15.   Information to Participants.  Lender may divulge to any
                     ----------------------------
participant it may obtain in the Loan, or any portion thereof, all information, and furnish to such participant copies of reports, financial statements, certificates, and documents obtained under any provision of this Agreement or any other Loan Document.

     Section 9.16.   Indemnity.  Borrower hereby agrees to indemnify and hold
                     ----------
harmless Lender, its partners, officers, agents and employees (collectively, "Indemnitee") from and against any liability, loss, cost, expense, claim, damage, suit, action or proceeding ever suffered or incurred by Lender (including reasonable attorneys' fees and expenses) arising from Borrower's failure to observe, perform or discharge any of its covenants, obligations, agreements or duties hereunder, or from the breach of any of the representations or warranties contained in Article IV hereof. In addition, Borrower shall defend Indemnitee against and save it harmless from all claims of any Person with respect to the Collateral. Notwithstanding any contrary provision in this Agreement, the obligation of Borrower under this Section 9.16 shall survive the payment in full of the Obligations and the termination of this Agreement.

     Section 9.17.   Choice of Law; Consent to Jurisdiction.  THIS AGREEMENT AND
                     ---------------------------------------
THE NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MARYLAND, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS. IF ANY ACTION ARISING OUT OF THIS AGREEMENT OR THE NOTE IS COMMENCED BY LENDER IN THE STATE COURTS OF THE STATE OF MARYLAND OR IN THE U.S. DISTRICT COURT FOR THE DISTRICT OF MARYLAND, BORROWER HEREBY CONSENTS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH ACTION AND TO THE LAYING OF VENUE IN THE STATE OF MARYLAND. ANY PROCESS IN ANY SUCH ACTION SHALL BE DULY SERVED IF MAILED BY REGISTERED MAIL, POSTAGE PREPAID, TO BORROWER AT ITS ADDRESS DESCRIBED IN SECTION 9.4 HEREOF.

     Section 9.18.   Waiver of Trial by Jury.  BORROWER HEREBY (A) COVENANTS AND
                     ------------------------
AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND
(B) WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN, KNOWINGLY AND VOLUNTARILY, BY BORROWER, AND THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A JURY TRIAL WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED AND REQUESTED TO SUBMIT THIS AGREEMENT TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE PARTIES HERETO, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF BORROWER'S WAIVER OF THE RIGHT TO JURY TRIAL. FURTHER, BORROWER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF LENDER (INCLUDING LENDER'S COUNSEL) HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO BORROWER THAT LENDER WILL NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

     Section 9.19.   Confession of Judgment.  BORROWER AUTHORIZES ANY ATTORNEY
                     ----------------------
ADMITTED TO PRACTICE BEFORE ANY COURT OF RECORD IN THE UNITED STATES OR THE CLERK OF SUCH COURT TO APPEAR ON BEHALF OF BORROWER IN ANY COURT IN ONE OR MORE PROCEEDINGS, OR BEFORE ANY CLERK THEREOF OF PROTHONOTARY OR OTHER COURT OFFICIAL, AND TO CONFESS JUDGMENT AGAINST BORROWER IN FAVOR OF LENDER IN THE FULL AMOUNT DUE ON THIS AGREEMENT (INCLUDING PRINCIPAL, ACCRUED INTEREST AND ANY AND ALL CHARGES, FEES AND COSTS) PLUS ATTORNEYS'

FEES EQUAL TO FIFTEEN PERCENT (15%) OF THE AMOUNT DUE, PLUS COURT COSTS, ALL WITHOUT PRIOR NOTICE OR OPPORTUNITY OF BORROWER FOR PRIOR HEARING. BORROWER AGREES AND CONSENTS THAT VENUE AND JURISDICTION SHALL BE PROPER IN THE CIRCUIT COURT OF ANY COUNTY OF THE STATE OF MARYLAND OR OF BALTIMORE CITY, MARYLAND, OR IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MARYLAND. BORROWER WAIVES THE BENEFIT OF ANY AND EVERY STATUTE, ORDINANCE, OR RULE OF COURT WHICH MAY BE LAWFULLY WAIVED CONFERRING UPON BORROWER ANY RIGHT OR PRIVILEGE OF EXEMPTION, HOMESTEAD RIGHTS, STAY OF EXECUTION, OR SUPPLEMENTARY PROCEEDINGS, OR OTHER RELIEF FROM THE ENFORCEMENT OR IMMEDIATE ENFORCEMENT OF A JUDGMENT OR RELATED PROCEEDINGS ON A JUDGMENT. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST BORROWER SHALL NOT BE EXHAUSTED BY ONE OR MORE EXERCISES THEREOF, OR BY ANY IMPERFECT EXERCISE THEREOF, AND SHALL NOT BE EXTINGUISHED BY ANY JUDGMENT ENTERED PURSUANT THERETO; SUCH AUTHORITY AND POWER MAY BE EXERCISED ON ONE OR MORE OCCASIONS FROM TIME TO TIME, IN THE SAME OR DIFFERENT JURISDICTIONS, AS OFTEN AS LENDER SHALL DEEM NECESSARY, CONVENIENT, OR PROPER.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

                                 BORROWER:
ATTEST:                          HEALTHCOR, INC.
                                 a Delaware corporation


By:________________________      By:__________________________  [SEAL]
                                 Name: S. Wayne Bazzle
                                 Title: Chief Executive Officer and Secretary

ATTEST:                          HEALTHCOR HOLDINGS, INC.
                                 a Delaware corporation


By:________________________      By:__________________________  [SEAL]
                                 Name: S. Wayne Bazzle
                                 Title: Chief Executive Officer and Secretary

ATTEST:                          HEALTHCOR OXYGEN & MEDICAL
                               EQUIPMENT, INC.
                                 a Texas corporation


By:________________________      By:__________________________  [SEAL]
                                 Name:
                                 Title:

ATTEST:                          HEALTHCOR PHARMACY, INC.
                                 a Texas corporation


By:________________________      By:__________________________  [SEAL]
                                 Name: S. Wayne Bazzle
                                 Title: Chief Executive Officer and Secretary



ATTEST:                          PHHN, INC.

                                 a Texas corporation


By:________________________      By:__________________________  [SEAL]
                                 Name: S. Wayne Bazzle
                                 Title: Chief Executive Officer and Secretary

ATTEST:                          HEALTHCOR REHABILITATION
                               SERVICES, INC.
                                 a Texas corporation


By:________________________      By:__________________________  [SEAL]
                                 Name: S. Wayne Bazzle
                                 Title: Chief Executive Officer and Secretary

ATTEST:                          HC PERSONNEL RESOURCES, INC.
                                 a Texas corporation


By:________________________      By:__________________________  [SEAL]
                                 Name: S. Wayne Bazzle
                                 Title: Chief Executive Officer and Secretary

ATTEST:                          CARENETWORK, INC.
                                 an Arkansas corporation


By:________________________      By:__________________________  [SEAL]
                                 Name: S. Wayne Bazzle
                                 Title: Chief Executive Officer and Secretary


                                     43-A

                                        LENDER:

ATTEST:                                 HCFP FUNDING, INC.
                                        a Delaware corporation


By:________________________      By:__________________________
                                 Name:
                                 Title:


                                     43-B

                               LIST OF EXHIBITS
                               ----------------


Exhibit A - Form of Revolving Credit Note

Exhibit B - Form of Lockbox Agreement

Exhibit C - Form of Legal Opinion


                                     43-B

                               LIST OF SCHEDULES
                               -----------------

Schedule 1.36 -      Permitted Liens

Schedule 4.1  -     Subsidiaries

Schedule 4.5  -      Litigation

Schedule 4.7  -      Tax Identification Numbers

Schedule 4.13 -      Non-Compliance with Law

Schedule 4.14 -      Environmental Matters

Schedule 4.15 -      Places of Business

Schedule 4.16 -      Licenses

Schedule 4.17 -      Stock Ownership

Schedule 4.19 -      Borrowings and Guarantees

Schedule 4.21 -      Trade Names

Schedule 4.22 -      Joint Ventures

Schedule 7.12 -      Transactions with Affiliates

                                     43-B

                                $20,000,000.00



                AMENDMENT NO.  1 TO LOAN AND SECURITY AGREEMENT
                -----------------------------------------------

                              dated May 19, 1998

                                 by and among

                                HEALTHCOR, INC.
                           HEALTHCOR HOLDINGS, INC.
                  HEALTHCOR OXYGEN & MEDICAL EQUIPMENT, INC.
                           HEALTHCOR PHARMACY, INC.
                                  PHHN, INC.
                    HEALTHCOR REHABILITATION SERVICES, INC.
                         HC PERSONNEL RESOURCES, INC.
                               CARENETWORK, INC.

                          (collectively, "Borrower")

                                      and

                              HCFP FUNDING, INC.



                              September 14 , 1998

                AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT
                ----------------------------------------------


     THIS AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT (This "Amendment") is made as of this 14th day of September, 1998, by and among HEALTHCOR, INC., a Delaware corporation, HEALTHCOR HOLDINGS, INC., a Delaware corporation ("Holdings"), HEALTHCOR OXYGEN & MEDICAL EQUIPMENT, INC., a Texas corporation,
----------
HEALTHCOR PHARMACY, INC. a Texas corporation, PHHN, INC. a Texas corporation, HEALTHCOR REHABILITATION SERVICES, INC. a Texas corporation, HC PERSONNEL RESOURCES, INC., a Texas corporation, CARENETWORK, INC., an Arkansas corporation (collectively, "Borrower"), and HCFP FUNDING, INC., a Delaware corporation
                --------
("Lender").  Capitalized terms used but not defined in this Amendment shall have
--------
the meanings that are set forth in the Loan Agreement (as defined below).


                                   RECITALS
                                   --------

     A. Pursuant to that certain Loan and Security Agreement dated as of May 19, 1998 by and between Borrower and Lender (the "Loan Agreement"), the parties
                                                   --------------
have established certain financing arrangements under a master credit facility that allows Borrower to borrow funds from Lender in accordance with the terms and conditions set forth in the Loan Agreement.

     2. Borrower's consistent cash flow losses and significant Medicare offset exposure constitute a "material adverse change" as contemplated by Section 8.1(r) of the Loan Agreement, and have resulted in the absence of further availability for Borrower to receive additional Revolving Credit Loans in accordance with the Borrowing Base. Consequently, as specified in Section 5.2 of the Loan Agreement, Lender is not obligated or required to advance any additional funds to Borrower and Lender is entitled to exercise all of its rights and remedies against Borrower and the Collateral as provided in the Loan Agreement.

     C. Notwithstanding the foregoing, Lender has agreed to make an additional advance (the "Overline Loan") under the Loan Agreement in the maximum aggregate
         ------------------
principal amount of Two Million and No/100 Dollars ($2,000,000.00) (the "Principal Sum").
--------------

     4. Lender has agreed to forbear from exercising its rights and remedies under the Loan Agreement for so long as no Event of Default arises after the date hereof (the "Limited Forbearance").
                  -------------------

     5. The Overline Loan from Lender provides the Borrower with a significant benefit in the form of additional funds which the Borrower could not otherwise obtain.

     6. Lender's Limited Forbearance provides Borrower with a substantial additional benefit. In the absence of Lender's Limited Forbearance, Lender is entitled to exercise immediately its rights and remedies under the Loan Agreement against the Borrower and against the Collateral.

     7. Borrower's agreements stated in Section 1.04 are a material inducement to Lender to enter into the Limited Forbearance and to provide the additional financing pursuant to the Overline Loan. Borrower has consulted with counsel in making the agreements stated in Section 1.04. Borrower has been advised by its counsel of and understands the rights under the Bankruptcy Code that is agreeing to waive or modify pursuant to this Section 1.04. Borrower acknowledges and confirms that this Amendment, including its agreements in Section 1.04 are in the best interests of Borrower.

     8. Lender is willing to make the Overline Loan and to provide the Limited Forbearance but only upon the condition, among others, that Borrower shall have executed and delivered to Lender this Amendment.

     9. The parties now desire to amend the Loan Agreement to state the terms of the Overline Loan and to make certain other changes in the Loan Agreement, in accordance with the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

     1.01  The Overline Loan
           -----------------

           a. Except as expressly modified by this Amendment, the Overline Loan will be treated for all purposes as a Revolving Credit Loan under the Loan Agreement and the Note, and all principal, interest, fees and other costs and expenses relating thereto shall be treated as additional Obligations under the Loan Agreement and the other Loan Documents.

           b. If not sooner repaid, Borrower promises to pay to Lender the entire Principal Sum on March 10, 1999 (the "Maturity Date"). The failure to
                                             -------------
make such repayment shall constitute an immediate Event of Default under Section 8.1(a) of the Loan Agreement.

          c. In addition to the repayment of the Principal Sum, Borrower promises to pay to Lender interest on the Principal Sum on a monthly basis from the date of this Amendment until the Maturity Date. Interest shall be at a fluctuating rate per annum (on the basis of the actual number of days elapsed over a year of 360 days) equal to the Prime Rate of Interest plus four percent (Prime plus 4.0%) (the "Overline Base Rate"), provided that during an Event of
                        ------------------
Default such rate shall be equal to the Overline Base Rate plus five percent (5%), but in no event in excess of the Highest Lawful Rate. Accrued interest shall be payable monthly in arrears on the last Business Day (as defined below) of each month from September 30, 1998 and continuing through and including the Maturity Date. Lender shall be entitled to apply amounts transferred to the Concentration Account pursuant to Section 2.3 of the Loan Agreement in satisfaction of Borrower's obligations with respect to the Overline Loan.

          d. Borrower shall pay Lender a overline fee of Twenty Thousand and No/100 Dollars ($20,000.00) (the "Overline Fee"), which fee shall be deducted from the advance by Lender so that the net amount to be advanced by Lender with respect to the Overline Loan shall be One Million Nine Hundred Eighty Thousand and No/100 Dollars ($1,980,000.00).

          e. Upon a Sale Event (as defined below), Borrower shall prepay all of the Principal Sum outstanding (and, if applicable, the Success Fee), together with all interest accrued on the Principal Sum and all other sums that are payable pursuant to this Amendment.

          f. The Maximum Loan Amount under the Loan Agreement shall be inclusive of the Overline Loan.

          g. Subject to the terms and conditions of this Amendment, Lender shall make available to Borrower the Principal Sum in immediately available funds not later than 12:00 Noon (Maryland time) on the Business Day on which the following conditions precedent are satisfied: (i) Borrower shall have executed and delivered to Lender this Amendment, and all financing statements and other documents, certificates and agreements reasonably deemed necessary or appropriate by Lender to effectuate the Overline Loan; (ii) Lender shall have received the Stock Pledge Agreement of Healthcor Holdings, Inc. in favor of Lender dated even date herewith (the "Stock Pledge Agreement"), the related
                                      ----------------------
Irrevocable Stock Power and the certificates evidencing the stock that is the subject of the Stock Pledge Agreement; (iii) Lender shall have received a letter from S. Wayne Bazzle, Chief Executive Officer of HC (as defined below), stating that after giving effect to the Overline Loan, HC will be solvent; and (iv) Lender shall have received a legal opinion in form and substance satisfactory to Lender.

     1.02. Section 2.4 of the Loan Agreement is hereby amended to include a new Subsection 2.4(f) as follows:

          "(a) If such is greater than zero, Borrower shall pay to Lender a fee (the "Success Fee") upon the consummation of (i) a transaction of merger or consolidation involving HC

Personnel Resources, Inc. ("HC"), or (ii) HC's conveyance, sale, lease, sublease, transfer or other disposition of, in one transaction or a series of transactions, all or substantially all of its assets, whether now or hereafter acquired, or the capital stock of HC (any such transaction described in clause
(i) or (ii) above, a "Sale Event"). The Success Fee shall be based on the aggregate consideration paid (net of applicable commissions, and other reasonable expenses of the Sale Event transaction) to HC or any other entity comprising Borrower in connection with the Sale Event (the "Sale Consideration"), whether such consideration is in the form of cash, securities, indebtedness or otherwise, and shall be computed and paid as follows:

     The Success Fee shall equal (i) five Percent (5.0%) of the Excess Proceeds if the Sale Event occurs within sixty (60) days from the date of this Amendment,
(ii) eight percent (8%) of the Excess Proceeds, if the Sale Event occurs between sixty-one (61) and ninety (90) days from the date of this Amendment, (iii) eleven and one half percent (11.5%) of the Excess Proceeds, if the Sale Event occurs between ninety-one (91) and one hundred twenty (120) days from the date of this Amendment, (iv) fifteen and one half percent (15.5%) of the Excess Proceeds, if the Sale Event occurs between one hundred twenty-one (121) and one hundred fifty (150) days from the date of this Amendment, and (v) twenty percent (20.0%) of the Excess Proceeds, if the Sale Event occurs above 150 days from the date of this Amendment. "Excess Proceeds" shall mean the Sale Consideration up
                         ---------------
to Three Million Five Hundred Thousand Dollars ($3,500,000.00) (with any noncash consideration included therein to be valued at the fair market value thereof as determined by the Board of Directors of Holdings) minus the sum of the Principal Sum plus all interest thereon and other Obligations directly related to the Overline Loan.

     1.03 Subection 3.1(j) of the Loan Agreement is deleted in its entirety and replaced as follows:

          (j) other than property pledged to secure the L/C, all of Borrower's monies and other property of every kind and nature now or at any time or times hereafter in the possession of or under the control of Lender or a bailee or Affiliate of Lender; and

     1.04. Article VIII of the Loan Agreement (Events of Default) is hereby amended to add a new Section 8.5 of the Loan Agreement as follows:

          "Section 8.5. Agreement to Waive the Protections of the Automatic
           ----------------------------------------------------------------
Stay and to Take Certain Other Action in the Event of a Bankruptcy Proceeding.
------------------------------------------------------------------------------

          Borrower hereby agrees that if during the Term, a voluntary or involuntary petition(s) is filed commencing a proceeding under any Chapter of the United States Bankruptcy Code (Title 11, United States Code) relating to any or all of the entities comprising Borrower (such entity or entities, individually and/or collectively referred to for the purpose of this Section 8.5 as the "Debtor"):

          Debtor waives the protections of any stay or injunction in the Debtor's bankruptcy proceeding, including the automatic stay of Bankruptcy Code
(S)362(a), 11 U.S.C. (S)362, that may arise through the filing of a bankruptcy proceeding regarding the Debtor and the Debtor will consent to and not oppose any motion by Lender seeking relief from any such stays and injunctions in the bankruptcy proceeding in order to allow Lender to exercise all of its rights and remedies with respect to the Collateral under this Agreement, the other Loan Documents and/or any applicable non-bankruptcy law, including without limitation, the Uniform Commercial Code. In addition, the Debtor acknowledges that in any bankruptcy proceeding regarding the Debtor, Lender will be entitled to immediate stay relief under Bankruptcy Code (S)362(d)(1), 11 U.S.C.(S)362(d)(1), "for cause", such "cause" being (in addition to anything else Lender may present) the filing of the bankruptcy case and the agreement stated in this paragraph and the impact the bankruptcy filing will create on the Debtor's business and the Collateral; and

          Debtor will discuss and cooperate with Lender in good faith to permit Lender to provide debtor-in-possession financing on terms and conditions mutually agreeable to the parties ("Mutually Agreeable DIP Financing"), and Debtor will petition the applicable bankruptcy court to request that Lender be authorized (if Lender consents and agrees) to provide Mutually Agreeable DIP Financing and senior priming liens to Debtor pursuant to, without limitation, Bankruptcy Code (S)364, 11 U.S.C. (S)364. If after such discussion and cooperation in good faith, Borrower and Lender do not agree to a Mutually Agreeable DIP Financing, Lender shall subsequently have the right of first refusal to provide debtor-in-possession financing and senior priming liens to Debtor pursuant to, without limitation, Bankruptcy Code (S)364, 11 U.S.C.
(S)364, on the same terms and conditions as may be offered by any other third-party lender (and Debtor shall so petition the bankruptcy court to request that Lender be approved to provide such debtor-in-possession financing if it exercises its right of first refusal).


                  [REST OF THIS PAGE INTENTIONALLY LEFT BLANK]

     1.05.  Reference to the Effect on the Loan Agreement.
            ---------------------------------------------


          (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment.


          (b) Except as specifically amended above, the Loan Agreement, and all other Loan Documents, shall remain in full force and effect, and are hereby ratified and confirmed.


          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments and agreements executed or delivered in connection with the Loan Agreement.


     2.  Governing Law.  This Amendment shall be governed by and construed in
         -------------
accordance with the laws of the State of Maryland.


     3.  Headings.  Section headings in this Amendment are included for
         --------
convenience of reference only and shall not constitute a part of this Amendment for any other purpose.


     4.  Counterparts.  This Amendment may be executed in counterparts, and both
         ------------
counterparts taken together shall be deemed to constitute one and the same instrument.



                             [SIGNATURES TO FOLLOW]

          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

                                    LENDER:

ATTEST:                             HCFP FUNDING, INC.
                                    a Delaware corporation


By:________________________         By:_________________________________
Name:                               Name:
Title:                              Title:

                                    BORROWER:

ATTEST:                             HEALTHCOR, INC.
                                    a Delaware corporation


By:________________________         By:__________________________
                                    Name: S. Wayne Bazzle
                                    Title: Chief Executive Officer and Secretary

ATTEST:                             HEALTHCOR HOLDINGS, INC.
                                    a Delaware corporation


By:________________________         By:__________________________
                                    Name: S. Wayne Bazzle
                                    Title: Chief Executive Officer and Secretary

ATTEST:                        HEALTHCOR OXYGEN & MEDICAL
                                    EQUIPMENT, INC.
                                    a Texas corporation


By:________________________         By:__________________________
                                    Name:
                                    Title:

                        [ADDITIONAL SIGNATURES FOLLOW]

ATTEST:                             HEALTHCOR PHARMACY, INC.
                                    a Texas corporation


By:________________________         By:__________________________
                                    Name: S. Wayne Bazzle
                                    Title: Chief Executive Officer and Secretary

ATTEST:                             PHHN, INC.
                                    a Texas corporation


By:________________________         By:__________________________
                                    Name: S. Wayne Bazzle
                                    Title: Chief Executive Officer and Secretary


ATTEST:                             HEALTHCOR REHABILITATION
                             SERVICES, INC.
                                    a Texas corporation


By:________________________         By:__________________________
                                    Name: S. Wayne Bazzle
                                    Title: Chief Executive Officer and Secretary

ATTEST:                             HC PERSONNEL RESOURCES, INC.
                                    a Texas corporation


By:________________________         By:__________________________
                                    Name: S. Wayne Bazzle
                                    Title: Chief Executive Officer and Secretary


ATTEST:                             CARENETWORK, INC.
                                    An Arkansas corporation


By:________________________         By:__________________________
                                    Name: S. Wayne Bazzle
                                    Title: Chief Executive Officer and Secretary

                                $20,000,000.00



                AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT
                ----------------------------------------------

                         originally dated May 19, 1998

                                 by and among

                                HEALTHCOR, INC.
                           HEALTHCOR HOLDINGS, INC.
                  HEALTHCOR OXYGEN & MEDICAL EQUIPMENT, INC.
                           HEALTHCOR PHARMACY, INC.
                                  PHHN, INC.
                    HEALTHCOR REHABILITATION SERVICES, INC.
                         HC PERSONNEL RESOURCES, INC.
                               CARENETWORK, INC.

                          (collectively, "Borrower")

                                      and

                              HCFP FUNDING, INC.



                        Amended as of November 16, 1998

                AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT
                ----------------------------------------------


     THIS AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made as of this 16th day of November, 1998, by and among HEALTHCOR, INC., a Delaware corporation, HEALTHCOR HOLDINGS, INC., a Delaware corporation ("Holdings"), HEALTHCOR OXYGEN & MEDICAL EQUIPMENT, INC., a Texas corporation,
  --------
HEALTHCOR PHARMACY, INC. a Texas corporation, PHHN, INC. a Texas corporation, HEALTHCOR REHABILITATION SERVICES, INC. a Texas corporation, HC PERSONNEL RESOURCES, INC., a Texas corporation and CARENETWORK, INC., an Arkansas corporation (collectively, "Borrower"), and HCFP FUNDING, INC., a Delaware
                            --------
corporation ("Lender").  Capitalized terms used but not defined in this
              ------
Amendment shall have the meanings that are set forth in the Loan Agreement (as defined below).


                                 RECITALS
                                 --------

     A. Pursuant to that certain Loan and Security Agreement dated as of May 19, 1998 by and between Borrower and Lender (as amended, restated, modified or supplemented from time to time, the "Loan Agreement"), the parties have
                                     --------------
established certain financing arrangements under a master credit facility that allows Borrower to borrow funds from Lender in accordance with the terms and conditions set forth in the Loan Agreement.

     2. Pursuant to that certain Asset Purchase Agreement by and among HealthCor Oxygen & Medical Equipment, Inc. ("HealthCor Equipment"), HealthCor
                                             -------------------
Holdings, Inc. ("Holdings") and Home Care Supply, Inc. ("Home Care"), HealthCor
                 --------                                ---------
Equipment and Holdings have agreed to sell (the "SMM Sale") to Home Care
                                                 --------
substantially all of the assets of the Southern Medical Mart division of HealthCor Equipment (the "Transferred Assets"), other than Accounts generated by
                          ------------------
such Southern Medical Mart division and proceeds from such Accounts (such Accounts and related proceeds, the "SMM Accounts").
                                    ------------

     C. Lender is willing to release the Transferred Assets as Collateral under the Loan Agreement upon the condition, among others, that Borrower shall have executed and delivered to Lender this Amendment.

     4. The parties now desire to amend the Loan Agreement, in accordance with the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower have agreed to the following amendments to the Loan Agreement. Capitalized terms used but not defined in this Amendment shall have the meanings that are set forth in the Loan Agreement.

1.   Maximum Availability.
     ---------------------

     As of the closing date of the SMM Sale (the "SMM Closing Date"), the maximum availability under the Borrowing Base for advances under the Loan (the "Maximum Availability for Advances"), exclusive of that certain Overline Loan in the maximum principal amount of $2,000,000.00 made to Borrower in accordance with the terms of Amendment No. 1 to the Loan Agreement dated as of September 14, 1998, shall equal $8,137,500.00. Subsequent to the SMM Closing Date, the Maximum Availability for Advances shall be reduced by the aggregate dollar amount of collections from SMM Accounts as they liquidate. Borrower shall account for such collections monthly in connection with its monthly aging, but in no event later than the fifteenth day of each month, by providing Lender with documentation sufficient in Lender's reasonable discretion to verify such collections. Notwithstanding anything herein to the contrary, the Maximum Availability for Advances shall be equal to $7,775,000.00 by the sixtieth (60th) day following the SMM Closing Date.

     2.   Reference to the Effect on the Loan Agreement.
          ---------------------------------------------

          (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment.

          (b) Except as specifically amended above, the Loan Agreement, and all other Loan Documents, shall remain in full force and effect, and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments and agreements executed or delivered in connection with the Loan Agreement.

     3.   Governing Law.  This Amendment shall be governed by and construed in
          -------------
accordance with the laws of the State of Maryland.

     4.   Headings.  Section headings in this Amendment are included for
          --------
convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     5.   Counterparts.  This Amendment may be executed in counterparts, and
          ------------
both counterparts taken together shall be deemed to constitute one and the same instrument.

                            [SIGNATURES TO FOLLOW]
          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

                                LENDER:

ATTEST:                         HCFP FUNDING, INC.
                                a Delaware corporation


By:________________________     By:_________________________________
Name:                           Name:
Title:                          Title:

                                BORROWER:

ATTEST:                         HEALTHCOR, INC.
                                a Delaware corporation


By:________________________     By:__________________________
                                Name: S. Wayne Bazzle
                                Title: Chief Executive Officer and Secretary

ATTEST:                         HEALTHCOR HOLDINGS, INC.
                                a Delaware corporation


By:________________________     By:__________________________
                                Name: S. Wayne Bazzle
                                Title: Chief Executive Officer and Secretary

ATTEST:                         HEALTHCOR OXYGEN & MEDICAL
                                EQUIPMENT, INC.
                                a Texas corporation


By:________________________     By:__________________________
                                Name:
                                Title:

                        [ADDITIONAL SIGNATURES FOLLOW]

ATTEST:                         HEALTHCOR PHARMACY, INC.
                                a Texas corporation


By:________________________     By:__________________________
                                Name: S. Wayne Bazzle
                                Title: Chief Executive Officer and Secretary

ATTEST:                         PHHN, INC.
                                a Texas corporation


By:________________________     By:__________________________
                                Name: S. Wayne Bazzle
                                Title: Chief Executive Officer and Secretary

ATTEST:                         HEALTHCOR REHABILITATION
                                SERVICES, INC.
                                a Texas corporation


By:________________________     By:__________________________
                                Name: S. Wayne Bazzle
                                Title: Chief Executive Officer and Secretary

ATTEST:                         HC PERSONNEL RESOURCES, INC.
                                a Texas corporation


By:________________________     By:__________________________
                                Name: S. Wayne Bazzle
                                Title: Chief Executive Officer and Secretary

ATTEST:                         CARENETWORK, INC.
                                an Arkansas corporation


By:________________________     By:__________________________
                                Name: S. Wayne Bazzle
                                Title: Chief Executive Officer and Secretary

                                $20,000,000.00






                AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT
                ----------------------------------------------

                         originally dated May 19, 1998

                                 by and among

                                HEALTHCOR, INC.
                           HEALTHCOR HOLDINGS, INC.
                  HEALTHCOR OXYGEN & MEDICAL EQUIPMENT, INC.
                           HEALTHCOR PHARMACY, INC.
                                  PHHN, INC.
                    HEALTHCOR REHABILITATION SERVICES, INC.
                         HC PERSONNEL RESOURCES, INC.
                               CARENETWORK, INC.

                          (collectively, "Borrower")

                                      and

                              HCFP FUNDING, INC.



                         Amended as of January 5, 1999

                AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT
                ----------------------------------------------


     THIS AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made as of this 5th day of January, 1999, by and among HEALTHCOR, INC., a Delaware corporation, HEALTHCOR HOLDINGS, INC., a Delaware corporation

("Holdings"),  HEALTHCOR OXYGEN & MEDICAL EQUIPMENT, INC., a Texas corporation,
----------
HEALTHCOR PHARMACY, INC. a Texas corporation, PHHN, INC. a Texas corporation, HEALTHCOR REHABILITATION SERVICES, INC. a Texas corporation, HC PERSONNEL RESOURCES, INC., a Texas corporation and CARENETWORK, INC., an Arkansas corporation (collectively, "Borrower"), and HCFP FUNDING, INC., a Delaware
                            --------
corporation ("Lender").  Capitalized terms used but not defined in this
              ------
Amendment shall have the meanings that are set forth in the Loan Agreement (as defined below).


                                   RECITALS
                                   --------

     A. Pursuant to that certain Loan and Security Agreement dated as of May 19, 1998 by and between Borrower and Lender (as amended, restated, modified or supplemented from time to time, the "Loan Agreement"), the parties have
                                     --------------
established certain financing arrangements under a master credit facility that allows Borrower to borrow funds from Lender in accordance with the terms and conditions set forth in the Loan Agreement.

     2. Pursuant to that certain Asset Purchase Agreement by and among HealthCor, Inc. ("HealthCor") and Addus HealthCare, Inc. ("Addus"), HealthCor
                  ---------
has agreed to sell (the "VNS Sale") to Addus substantially all of the assets of
                         --------
the New Mexico Medicaid Waiver program business (the "Business") of HealthCor
                                                      --------
(the "Transferred Assets"), other than Accounts generated by such Business and
      ------------------
proceeds from such Accounts for services rendered prior to January 1, 1999 (such Accounts and related proceeds, the "VNS Accounts").
                                    ------------

     C. Lender is willing to release the Transferred Assets as Collateral under the Loan Agreement upon the condition, among others, that Borrower shall have executed and delivered to Lender this Amendment.

     4. The parties now desire to amend the Loan Agreement, in accordance with the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower have agreed to the following amendments to the Loan Agreement. Capitalized terms used but not defined in this Amendment shall have the meanings that are set forth in the Loan Agreement.

1.   Maximum Availability.
     ---------------------

     As of the closing date of the VNS Sale (the "VNS Closing Date"), and at all
                                                  ----------------
times hereafter until all Obligations under the Loan Agreement have been paid, the maximum availability under the Borrowing Base for advances under the Loan (the "Maximum Availability for Advances"), exclusive of that certain Overline
      -------------------- ------------
Loan in the maximum principal amount of $2,000,000.00 made to Borrower in accordance with the terms of Amendment No. 2 to the Loan Agreement dated as of November 16, 1998, shall equal $7,532,000.00.

     2.   Reference to the Effect on the Loan Agreement.
          ---------------------------------------------

          (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment.

          (b) Except as specifically amended above, the Loan Agreement, and all other Loan Documents, shall remain in full force and effect, and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments and agreements executed or delivered in connection with the Loan Agreement.

     3.   Governing Law.  This Amendment shall be governed by and construed in
          -------------
accordance with the laws of the State of Maryland.

     4.   Headings.  Section headings in this Amendment are included for
          --------
convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     5.   Counterparts.  This Amendment may be executed in counterparts, and
          ------------
both counterparts taken together shall be deemed to constitute one and the same instrument.



                             [SIGNATURES TO FOLLOW]

          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

                              LENDER:

ATTEST:                       HCFP FUNDING, INC.
                              a Delaware corporation


By:________________________    By:_________________________________
Name:                          Name:
Title:                         Title:


                               BORROWER:

ATTEST:                        HEALTHCOR, INC.
                               a Delaware corporation


By:________________________    By:__________________________
                               Name: S. Wayne Bazzle
                               Title: Chief Executive Officer and Secretary

ATTEST:                        HEALTHCOR HOLDINGS, INC.
                               a Delaware corporation


By:________________________    By:__________________________
                               Name: S. Wayne Bazzle
                               Title: Chief Executive Officer and Secretary

ATTEST:                        HEALTHCOR OXYGEN & MEDICAL EQUIPMENT, INC.
                               a Texas corporation


By:________________________    By:__________________________
                               Name:
                               Title:

                        [ADDITIONAL SIGNATURES FOLLOW]

ATTEST:                        HEALTHCOR PHARMACY, INC.
                               a Texas corporation


By:________________________    By:__________________________
                               Name: S. Wayne Bazzle
                               Title: Chief Executive Officer and Secretary

ATTEST:                        PHHN, INC.
                               a Texas corporation


By:________________________    By:__________________________
                               Name: S. Wayne Bazzle
                               Title: Chief Executive Officer and Secretary

ATTEST:                        HEALTHCOR REHABILITATION SERVICES, INC.
                               a Texas corporation


By:________________________    By:__________________________
                               Name: S. Wayne Bazzle
                               Title: Chief Executive Officer and Secretary

ATTEST:                        HC PERSONNEL RESOURCES, INC.
                               a Texas corporation


By:________________________    By:__________________________
                               Name: S. Wayne Bazzle
                               Title: Chief Executive Officer and Secretary

ATTEST:                        CARENETWORK, INC.
                               an Arkansas corporation


By:________________________    By:__________________________
                               Name: S. Wayne Bazzle
                               Title: Chief Executive Officer and Secretary

                                $20,000,000.00



                AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT
                ----------------------------------------------

                              dated May 19, 1998

                                 by and among

                                HEALTHCOR, INC.
                           HEALTHCOR HOLDINGS, INC.
                  HEALTHCOR OXYGEN & MEDICAL EQUIPMENT, INC.
                           HEALTHCOR PHARMACY, INC.
                                  PHHN, INC.
                    HEALTHCOR REHABILITATION SERVICES, INC.
                         HC PERSONNEL RESOURCES, INC.
                               CARENETWORK, INC.

                          (collectively, "Borrower")

                                      and

                              HCFP FUNDING, INC.



                                 March 1, 1999

                AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT
                ----------------------------------------------


     THIS AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT (This "Amendment") is made as of this 1st day of March, 1999, by and among HEALTHCOR, INC., a Delaware corporation, HEALTHCOR HOLDINGS, INC., a Delaware corporation ("Holdings"),
                                                                --------
HEALTHCOR OXYGEN & MEDICAL EQUIPMENT, INC., a Texas corporation, HEALTHCOR PHARMACY, INC. a Texas corporation, PHHN, INC. a Texas corporation, HEALTHCOR REHABILITATION SERVICES, INC. a Texas corporation, HC PERSONNEL RESOURCES, INC., a Texas corporation, CARENETWORK, INC., an Arkansas corporation (collectively, "Borrower"), and HCFP FUNDING, INC., a Delaware corporation ("Lender").
---------                                                     ------
Capitalized terms used but not defined in this Amendment shall have the meanings that are set forth in the Loan Agreement (as defined below).


                                   RECITALS
                                   --------

     A. Pursuant to that certain Loan and Security Agreement dated as of May 19, 1998 by and between Borrower and Lender (as amended, restated, modified or supplemented from time to time, the "Loan Agreement"), the parties have
                                     --------------
established certain financing arrangements under a master credit facility that allows Borrower to borrow funds from Lender in accordance with the terms and conditions set forth in the Loan Agreement.

     B. Pursuant to that certain Amendment No. 1 to Loan and Security Agreement dated as of September 14, 1998 by and between Borrower and Lender (the "First
                                                                        -----
Amendment"), Lender has made an Overline Loan (as defined in the First Amendment
---------
and referred to herein as the "September Overline Loan") to Borrower.  The
                               -----------------------
outstanding amount of the September Overline Loan, after taking into account interest that has been charged to the September Overline Loan to date and all other fees applicable thereto, equals Two Million Three Hundred Thousand and 00/100 Dollars ($2,300,000.00).

     C. Borrower has paid the September Overline Loan in full concurrently with the execution of this Amendment.

     D.  Lender has agreed to make an additional advance (the "March Overline
                                                               --------------
Loan") under the Loan Agreement in the maximum aggregate principal amount of Two
----
Million Four Hundred Fifty Thousand and 00/100 Dollars ($2,450,000.00) (the "Principal Sum").
--------------

     E. Lender is willing to make the March Overline Loan but only upon the condition, among others, that Borrower shall have executed and delivered to Lender this Amendment.

     F.  Healthcor Holdings, Inc. ("Holdings") is a party to that certain
                                    --------
Convertible Loan Agreement dated as of December 23, 1998 (as the same may be amended from time to time, the

"Convertible Loan Agreement") entered into with Credit Suisse First Boston
 --------------------------
Management Corporation, as agent (the "Agent") and the several lenders from
                                       -----
time to time parties thereto (collectively, the "Convertible Loan Lenders").
                                                 ------------------------
The Convertible Loan Lenders' lien on certain assets of Borrower and its subsidiaries have been subordinated to the Lender's lien on Borrower's assets pursuant to that certain Intercreditor and Subordination Agreement dated as of December 23, 1998 between Borrower, the Lender and the Agent (the "Intercreditor
                                                                   -------------
Agreement"). The Convertible Loan Lenders currently intend to advance additional
----------
funds to Borrower.

     G. Borrower is a party to that certain Indenture dated as of December 1, 1997 (as the same may be amended from time to time, the "Indenture") entered
                                                         ---------
into with Norwest Bank Minnesota, N.A., as trustee (together with its successors and assigns, "Trustee").
              -------

     H. The parties now desire to amend the Loan Agreement to state the terms of the March Overline Loan and to make certain other changes in the Loan Agreement, in accordance with the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

     1.01 The September Overline Loan.
          ---------------------------

          Borrower and Lender hereby acknowledge that the September Overline Loan has been paid in full through the payment of the sum of Two Million Three Hundred Thousand and No/100 ($2,300,000.00) on the date hereof.

     1.02 The March Overline Loan
          -----------------------

          a. Except as expressly modified by this Amendment, the March Overline Loan will be treated for all purposes as a Revolving Credit Loan under the Loan Agreement and the Note, and all principal, interest, fees and other costs and expenses relating thereto shall be treated as additional Obligations under the Loan Agreement and the other Loan Documents.

          b. If not sooner repaid, Borrower promises to pay to Lender the entire Principal Sum on April 30, 1999 (as such date may be extended pursuant to the terms of this Amendment, the "Maturity Date"). Notwithstanding the
                                  -------------
foregoing, if Borrower does not repay the entire Principal sum on April 30, 1999, upon payment by Borrower of an extension fee of Twenty Five Thousand and No/100 Dollars ($25,000.00), the Maturity Date shall be automatically extended to May 31, 1999. The failure to make such repayment on the Maturity Date shall constitute an immediate Event of Default under Section 8.1(a) of the Loan Agreement.

          c. In addition to the repayment of the Principal Sum, Borrower promises to pay to Lender interest on the Principal Sum on a monthly basis from the date of this Amendment until the Maturity Date. Interest shall be at a fluctuating rate per annum (on the basis of the actual number of days elapsed over a year of 360 days) equal to the Prime Rate of Interest plus four percent (Prime plus 4.0%) (the "Overline Base Rate"), provided that during an Event of
                        ------------------
Default such rate shall be equal to the Overline Base Rate plus five percent (5%), but in no event in excess of the Highest Lawful Rate. Accrued interest shall be payable monthly in arrears on the last Business Day (as defined below) of each month from March 31, 1999 and continuing through and including the Maturity Date. Lender shall be entitled to apply amounts transferred to the Concentration Account pursuant to Section 2.3 of the Loan Agreement in satisfaction of Borrower's obligations with respect to the March Overline Loan.

          d. Borrower shall pay Lender a overline fee of One Hundred and Fifty Thousand and No/100 Dollars ($150,000.00) (the "Overline Fee"), which fee shall be deducted from the advance by Lender so that the net amount to be advanced by Lender with respect to the Overline Loan shall be Two Million Three Hundred Thousand and No/100 Dollars ($2,300,000.00).

          e. The Maximum Loan Amount under the Loan Agreement shall be inclusive of the March Overline Loan.

          f. Subject to the terms and conditions of this Amendment, Lender shall make available to Borrower the Principal Sum in immediately available funds not later than 12:00 Noon (Maryland time) on the Business Day on which Borrower shall have executed and delivered to Lender this Amendment, and all financing statements and other documents, certificates and agreements reasonably deemed necessary or appropriate by Lender to effectuate the March Overline Loan.

     1.03  Stock Pledge Agreement.
           ----------------------

     Borrower hereby confirms that the security interest granted Lender pursuant to the Stock Pledge Agreement (as defined in the First Amendment) secures Borrower's obligations for the March Overline Loan.

     1.04  Convertible Loan.
           ----------------

  Lender hereby acknowledges and consents to the advance of additional funds by the Convertible Loan Lenders to Borrower pursuant to the terms of the Convertible Loan Agreement or any amendment or supplement thereto, which additional funds shall be secured by a lien subordinate to Lender's lien on Borrower's assets, in accordance with the terms of the Intercreditor Agreement in all respects.

    1.05  Indenture.
          ---------

          Lender hereby acknowledges and consents to the grant of a third lien on the assets (including stock) of the Borrower and its subsidiaries to the Trustee under the Indenture on terms substantially identical to the Intercreditor Agreement.

    1.06. Reference to the Effect on the Loan Agreement.
          ---------------------------------------------

          (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment.


          (b) Except as specifically amended above, the Loan Agreement, and all other Loan Documents, shall remain in full force and effect, and are hereby ratified and confirmed.


          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments and agreements executed or delivered in connection with the Loan Agreement and Lender expressly reserves any and all rights and remedies available to it under the Loan Agreement the other Loan documents.


    2.  Governing Law.  This Amendment shall be governed by and construed in
        -------------
accordance with the laws of the State of Maryland.


    3.  Headings.  Section headings in this Amendment are included for
        --------
convenience of reference only and shall not constitute a part of this Amendment for any other purpose.


    4.  Counterparts.  This Amendment may be executed in counterparts, and both
        ------------
counterparts taken together shall be deemed to constitute one and the same instrument.



                             [SIGNATURES TO FOLLOW]

          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

                               LENDER:

ATTEST:                        HCFP FUNDING, INC.
                               a Delaware corporation


By:________________________    By:_________________________________
Name:                          Name:
Title:                         Title:

                               BORROWER:

ATTEST:                        HEALTHCOR, INC.
                               a Delaware corporation


By:________________________    By:__________________________
                               Name:
                               Title:

ATTEST:                        HEALTHCOR HOLDINGS, INC.
                               a Delaware corporation


By:________________________    By:__________________________
                               Name:
                               Title:

ATTEST:                        HEALTHCOR OXYGEN & MEDICAL
                               EQUIPMENT, INC.
                               a Texas corporation


By:________________________    By:__________________________
                               Name:
                               Title:

                        [ADDITIONAL SIGNATURES FOLLOW]

ATTEST:                        HEALTHCOR PHARMACY, INC.
                               a Texas corporation


By:________________________    By:__________________________
                               Name:
                               Title:

ATTEST:                        PHHN, INC.
                               a Texas corporation


By:________________________    By:__________________________
                               Name:
                               Title:

ATTEST:                        HEALTHCOR REHABILITATION
                               SERVICES, INC.
                               a Texas corporation


By:________________________    By:__________________________
                               Name:
                               Title:

ATTEST:                        HC PERSONNEL RESOURCES, INC.
                               a Texas corporation


By:________________________    By:__________________________
                               Name:
                               Title:

ATTEST:                        CARENETWORK, INC.
                               an Arkansas corporation


By:________________________    By:__________________________
                               Name:
                               Title: